UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-7888



                  Limited Term Tax-Exempt Bond Fund of America
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                        Date of fiscal year end: July 31

                     Date of reporting period: July 31, 2005





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

The fund's approach to limiting risk

[photo of a wood plank footbridge meandering through a meadow]

Annual report for the year ended July 31, 2005

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM) seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities not longer than 10 years.

This fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders                                                         1
The value of a long-term perspective                                           3
The fund's approach to limiting risk                                           5
Inside your fund's summary investment portfolio                                8
Financial statements                                                          13
Trustees and officers                                                         24
What makes American Funds different?                                  back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2005 (the most recent calendar quarter):

                                                                             1 year           5 years          10 years
Class A shares
Reflecting 3.75% maximum sales charge                                        +0.79%           +4.46%            +4.59%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 19 for details.

The fund's 30-day yield for Class A shares as of August 31, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 2.88%, which reflects a fee waiver (2.85% without the fee waiver). (For investors in the 35% federal tax bracket, this is equivalent to a taxable yield of 4.43%, which reflects the fee waiver -- 4.38% without the fee waiver.) The fund's distribution rate for Class A shares as of that date was 3.23% (3.21% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 20. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. Please consult with your tax adviser.



FELLOW SHAREHOLDERS:

[photo of a wood plank footbridge meandering through a meadow]

During the past fiscal year, Limited Term Tax-Exempt Bond Fund of America produced a total return of 3.4%. Nearly all of this return is attributable to the dividends accrued by the fund. For the 12 months ended July 31, 2005, the fund's monthly dividends totaled 51 cents a share, and its share price rose one cent to $15.34.

o If you took those dividends in cash, they represented a tax-free income return of 3.31%.
o If you reinvested your dividends in additional fund shares, your income return was 3.36%.
o To match a 3.36% tax-free income return, a shareholder in the top federal tax bracket (35%) would have to earn 5.17% from a taxable investment.

The fund's return for the fiscal year matched that of its peer group average as measured by Lipper. However, the unmanaged Lehman Brothers (7-year) Municipal Bond Index, which serves as a proxy for the intermediate municipal bond market, bested the fund and its peer group average with a 4.0% return. The index includes bonds with a longer average maturity than the fund, and its return does not include expenses. Results for longer time periods are shown in the table below.

THE FED AND THE BOND MARKET

During the past year, the Federal Reserve Board has been steadily raising the federal funds rate in an effort to remove the easy monetary conditions it implemented in response to the 2001 recession. The Fed's actions suggest that the stimulus of exceedingly low short-term rates is no longer necessary with the economy now growing at a healthy rate. Beginning in June 2004, the Fed has increased the target federal funds rate 10 times, bringing it to 3.5% from 1.0%.

In the past, bond market yields across the maturity spectrum have responded to Fed rate increases by rising as well. (As a bond's yield rises, its price declines, and vice versa.) This time, however, has been notably different. While short-term bond yields have risen in step with the rate hikes, long-term bond yields have instead declined over the course of the fiscal year. This atypical response has been termed a "conundrum" by Federal Reserve Chairman Alan Greenspan.

Limited Term Tax-Exempt Bond Fund of America invests in short- and intermediate-term municipal bonds because of their defensive characteristics, but so far in this cycle, those bonds were most affected by the Fed's rate increases. Rising yields for these maturities significantly limited the fund's opportunities for price appreciation during the past year. Ironically, longer, more volatile maturities have done better.

PORTFOLIO REVIEW

In the face of rising interest rates, the portfolio counselors of Limited Term Tax-Exempt Bond Fund of America have steadily maintained a conservative investment strategy in an effort to protect shareholder principal. A key part of this strategy involves a greater weighting in short-term bonds (or bonds with short-term characteristics). While rising yields lower the dollar price of any bond outstanding, the effect is typically restrained for short-term debt because the approaching maturity date serves to limit price fluctuations.

[Begin Sidebar]

                                                                         1 year          5 years       10 years         Lifetime*
RESULTS AT A GLANCE

Annualized total returns for
     periods ended July 31, 2005

Limited Term Tax-Exempt Bond Fund of America                               +3.40%          +4.94%         +4.86%         +4.83%
Lehman Brothers (7-year) Municipal Bond Index+                             +3.96           +5.84          +5.59          +5.38
Lipper Intermediate Municipal Debt Funds Average                           +3.44           +5.03          +4.93          +4.71

*Since October 6, 1993
+ The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund. [End Sidebar]

The fund's counselors have also boosted the quality of the fund as the difference between yields of high-quality and lower quality bonds compressed. Bonds rated AAA climbed to 37% of fund assets by fiscal year-end from 32% last year. Most of this increase owes to the greater portion of insured bonds held in the portfolio. Insured bonds are backed by a guarantee from a major municipal bond insurer, such as Ambac or MBIA. For a fee, bond insurers guarantee an issuer's timely payment of principal and interest, which elevates the credit quality of the bond and broadens its appeal to investors.

The balance of the fund's holdings are spread among other investment-grade categories as noted in the pie chart on page 8. In addition to these credit distinctions, bonds in the portfolio encompass a multitude of funding purposes (hospitals, electric utility projects, single-family housing, pollution control facilities, to name a few) and some 45 states and territories. Altogether, the portfolio holds more than 500 individual securities.

A STEADY FOCUS ON LONG-TERM RESULTS

In the months ahead, we expect further increases in bond market yields as the Fed continues to raise rates. While this may continue to limit opportunities for capital appreciation, it has the potential to enhance income returns over the longer term by creating a larger universe of higher yielding bonds in which the fund may invest. Of course, these returns may only be realized by prudent investing, carefully analyzing and managing the risks and rewards of each bond that goes into the fund.

Since its inception, Limited Term Tax-Exempt Bond Fund of America has taken a decidedly cautious approach to municipal bond investing. In practice, this approach places a greater priority on principal protection than it does on reaching for short-term gains. It has also helped the fund produce positive total returns for each of its fiscal years since inception. To learn more about the fund's objectives and how it can serve the long-term investment goals of its shareholders, please see our feature report, "The Fund's Approach to Limiting Risk," which begins on page 5.

We thank you for this opportunity to discuss the fund and its results. We look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman

/s/ Brenda S. Ellerin

Brenda S. Ellerin
President

September 14, 2005

For current information about the fund, visit americanfunds.com.

Martin Fenton, an independent Trustee of the fund since 1993, has been elected non-executive chairman of the Board. Paul G. Haaga, Jr., the previous chairman, has been elected vice chairman. As independent Board chair pursuant to recently adopted Securities and Exchange Commission regulations, Mr. Fenton will chair Board meetings, including executive sessions of the independent Trustees, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.

TAX-FREE YIELDS VS. TAXABLE YIELDS

Find your estimated 2005 taxable income below to determine your federal tax rate,* then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 3.16%+ tax-free distribution rate as of July 31, 2005. For example, investors in the highest federal tax bracket (35.0%) would need to receive a yield of 4.86% from a taxable investment in order to keep as much after taxes as they would from a tax-free investment that pays 3.16%.

                                                                                                     As of July 31, 2005,
                                                                                                    the fund's tax-exempt
                                                                                                     distribution rate of
                    If your taxable income is ...Then your federal         3.16%+ is equal
             Single                              Joint                    tax rate* is...              to a taxable rate of...

            $0 -       7,300                  $0  -      14,600               10.0%                          3.51%
        7,301  -      29,700              14,601  -      59,400               15.0                           3.72
       29,701  -      71,950              59,401  -     119,950               25.0                           4.21
       71,951  -     150,150             119,951  -     182,800               28.0                           4.39
      150,151  -     326,450             182,801  -     326,450               33.0                           4.72
                Over 326,450                       Over 326,450               35.0                           4.86

*Based on 2005 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
+ Distribution rate based on the average offering price for the month of July.


THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value. As the chart below shows, over its relatively short lifetime, Limited Term Tax-Exempt Bond Fund of America at net asset value has done better than the average of all intermediate municipal bond funds tracked by Lipper.

The chart shows the periods since the fund's inception on October 6, 1993, to July 31, 2005, with dividends reinvested.

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.

[begin mountain chart]

Date                                        The fund
                 The fund at            at net asset        Lehman Brothers    Lipper Intermediate
               maximum sales          value (without     (7-Year) Municipal         Municipal Debt
                      charge           sales charge)          Bond Index(2)      Funds Average (3)

10/6/93               $9,625                 $10,000                $10,000               $10,000
10/31/93               9,787                  10,171                 10,026                10,019
1/31/94*              10,077                  10,472                 10,228                10,231
4/30/94                9,670                  10,049                  9,810                 9,782
7/31/94                9,826                  10,211                  9,979                 9,962
10/31/94               9,713                  10,094                  9,836                 9,784
1/31/95                9,830                  10,215                 10,024                 9,997
4/30/95               10,152                  10,549                 10,384                10,332
7/31/95               10,460                  10,870                 10,786                10,630
10/31/95              10,711                  11,131                 11,051                10,903
1/31/96               10,942                  11,371                 11,341                11,186
4/30/96               10,877                  11,303                 11,171                11,017
7/31/96               11,024                  11,456                 11,333                11,191
10/1/96               11,250                  11,691                 11,565                11,410
1/31/97               11,375                  11,821                 11,764                11,569
4/30/97               11,440                  11,888                 11,768                11,607
7/31/97               11,901                  12,367                 12,309                12,110
10/31/97              12,003                  12,474                 12,424                12,199
1/31/98               12,261                  12,741                 12,753                12,511
4/30/98               12,255                  12,735                 12,691                12,465
7/31/98               12,490                  12,979                 12,956                12,704
10/31/98              12,783                  13,284                 13,342                13,026
1/31/99               12,955                  13,463                 13,602                13,249
4/30/99               12,940                  13,448                 13,553                13,209
7/31/99               12,813                  13,315                 13,380                13,002
10/31/99              12,738                  13,237                 13,343                12,840
1/31/00               12,715                  13,214                 13,355                12,831
4/30/00               12,874                  13,379                 13,548                13,071
7/31/00               13,208                  13,726                 13,994                13,440
10/31/00              13,435                  13,962                 14,254                13,666
1/31/01               13,878                  14,422                 14,849                14,170
4/30/01               13,995                  14,543                 14,844                14,183
7/31/01               14,395                  14,959                 15,276                14,590
10/31/01              14,681                  15,256                 15,659                14,927
1/31/02               14,602                  15,174                 15,648                14,875
4/30/02               14,782                  15,361                 15,888                15,060
7/31/02               15,160                  15,754                 16,367                15,484
10/31/02              15,295                  15,895                 16,641                15,667
1/31/03               15,517                  16,125                 16,902                15,851
4/30/03               15,799                  16,418                 17,257                16,169
7/31/03               15,570                  16,180                 17,000                15,924
10/31/03              16,030                  16,659                 17,597                16,365
1/31/04               16,326                  16,966                 17,969                16,666
4/30/04               16,133                  16,765                 17,660                16,439
7/31/04               16,255                  16,892                 17,877                16,624
10/31/04              16,644                  17,296                 18,414                17,040
1/31/05               16,704                  17,359                 18,507                17,136
4/30/05               16,725                  17,381                 18,569                17,149
7/31/05               16,809                  17,468                 18,584                17,233

                               Year ended July 31

[end mountain chart]

* For the period October 6, 1993, to July 31, 1994.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(3) Calculated by Lipper. The average does not reflect sales charges.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (for periods ended 7/31/05)*

                                                           1 year            5 years         10 years

CLASS A SHARES                                             -0.49%            +4.14%           +4.46%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge. The maximum initial sales charge was 4.75% prior to January 10, 2000.

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 19 for details.


[photo: seaside landscape that includes various types of terrain: tall grass in the foreground, clump of trees and mountain range in the background and shoreline]

[photo caption]
Limited Term Tax-Exempt Bond Fund of America offers its shareholders a conservative, cost-effective alternative to individual municipal bond investing. [end photo caption]


THE FUND'S APPROACH TO LIMITING RISK

Municipal bonds are among the most sought-after debt instruments for individual investors. One obvious reason for their popularity is the tax advantage they offer. Most are exempt from regular federal taxes; many also provide relief from state and local taxes. Municipal bonds, as an asset class, have also experienced very few defaults, which has enhanced their aura of safety and security. Investing in municipal bonds, however, is not without risks. It is just that the risks may not be apparent to individual investors.

As with most bonds, changes in the interest rate environment can alter the value of these securities. Rising interest rates tend to diminish the value of outstanding bonds, while declining rates boost underlying bond prices. Changes to the ratings, or credit quality, of the bond issuer can also impact value. In addition, the bonds themselves may have features or provisions that permit them to be called away from the investor, disrupting the income flow they provide and creating challenges for reinvesting proceeds.

Limited Term Tax-Exempt Bond Fund of America offers its shareholders a conservative, cost-effective alternative to individual municipal bond investing -- an approach that seeks to limit these risks, while capitalizing on opportunities that are often beyond the reach of individual bondholders. Let's take a look, then, at the fund's characteristics and, in the process, examine how its objectives and management style can help shareholders attain their long-term investment goals.

A FOCUS ON INTERMEDIATE BONDS

As its title implies, Limited Term Tax-Exempt Bond Fund of America invests primarily in intermediate-term municipal debt. The fund's prospectus specifies that it invests primarily in "bonds with average effective maturities between three and 10 years." Bonds with these maturities occupy a compelling middle ground between short-term and long-term debt. In many instances, they combine the best qualities of the two extremes, while limiting the disadvantages inherent in short- and long-term obligations.

Short-term bonds offer a high degree of principal protection. Price fluctuations are usually much narrower than for comparably rated bonds with longer maturity dates, but that protection typically comes with lower yields than intermediate and long-term bonds provide. This is often the case in bond investing; the lower the risk, the less the reward.

By contrast, long-term bonds tend to offer higher yields than comparably rated short-term or intermediate debt. The higher yield helps compensate investors for the additional risks they assume while waiting for principal to be returned. Chief among these is inflation, which diminishes the value of an investor's principal over time. Long-term bonds have the greatest exposure to inflation and historically have exhibited greater price fluctuations than either intermediate or short-term debt. These fluctuations could prove problematic for individual investors if they choose or are forced to sell bonds into weak markets before they mature.

With its focus on intermediate maturities, Limited Term Tax-Exempt Bond Fund of America aims to offer its shareholders more income than short-term bonds or money market instruments, but with less volatility than is typical with long-term bonds. This moderate approach is also echoed in the credit quality of the fund's investments.

QUALITY MATTERS

Municipal bonds are regarded as generally safe securities for most investors. Unlike Treasury bonds, which have no credit risk, municipal bond ratings vary according to the credit strength of the state or local entity issuing the debt or an affiliated entity, which may be a private organization. Although actual defaults are rare in the municipal market, credit ratings are also an important guide to the bond's yield and its potential for price volatility and liquidity under changing market conditions.

Limited Term Tax-Exempt Bond Fund of America seeks to cushion its shareholders against credit concerns by investing in bonds with an investment-grade rating. Such bonds are deemed suitable for most investors by bond rating agencies, such as Standard & Poor's or Moody's. Moreover, approximately 65% of the portfolio holdings are in the two highest rating categories -- AAA and AA -- which enhance the credit profile of the fund.

RESEARCH IDENTIFIES OPPORTUNITIES

Credit quality and an intermediate focus are structural elements of the fund's objective that help to moderate risk and safeguard principal. The fund's research efforts go a full step further by locating attractive investment opportunities, monitoring changing market conditions and continually evaluating the prospects of each security held in the portfolio.

Careful research is a vital part of any security selection, but it is especially important for those with long-term investment horizons. The portfolio counselors and analysts of Limited Term Tax-Exempt Bond Fund of America thoroughly evaluate each bond before it goes into the portfolio, and they continue to monitor its risk profile to ensure it meets the fund's objectives. This scrutiny augments the fund's conservative approach and helps guard against adverse credit and market events that could impair the long-term value of the fund.

Research is not only about protection; it is equally devoted to finding the best investment opportunities available. In some instances, these securities are unavailable to the general public because they are for institutional purchase only. Such bonds often contain more complex risk characteristics, which require a high level of expertise to properly evaluate. In every instance, the fund's analysts bring years of experience to the task, as well as a comprehensive understanding of the municipal market. In this manner, research furthers the fund's objectives by helping to balance opportunity with protection.

THE BENEFITS OF ACTIVE MANAGEMENT

Guided by the findings of our research analysts, the fund's three portfolio counselors steer a course through changing market conditions. While research serves to identify risks inherent in each security, portfolio counselors take a broader view by determining how much risk is appropriate given prevailing and expected market conditions and economic cycles. Their active management helps the fund meet its current income objective, while simultaneously striving to preserve shareholder principal.

The broad diversity of the fund's portfolio provides the counselors with an array of tactical possibilities. The principal generated by maturing bonds can be readily redeployed where it is most beneficial: It can shorten or extend the average maturity of fund holdings, and it can take advantage of undervalued sectors of the market as they appear. In this manner, the portfolio becomes a dynamic, rather than a fixed or static, entity -- an investment that evolves in response to economic or market changes. This facility is often not available to individual bondholders who may own a handful of bond maturities, but frequently lack the diversity of holdings to be nimble as markets shift direction.

[Begin Sidebar]
A HISTORY OF LOW VOLATILITY

Limited Term Tax-Exempt Bond Fund of America has a history of relatively low volatility, as measured by standard deviation. The table below compares the fund's volatility to its benchmarks over its lifetime and for the most recent five-year period.

[photo: tall grass in the foreground, clump of trees in the background]

Lifetime* standard deviation

Limited Term Tax-Exempt Bond Fund of America                                           3.21%
Lehman Brothers (7-year) Municipal Bond Index                                          3.85%
Lipper Intermediate Municipal Debt Funds Average                                       3.65%

Standard deviation for five years ended July 31, 2005

Limited Term Tax-Exempt Bond Fund of America                                           3.56%
Lehman Brothers (7-year) Municipal Bond Index                                          4.32%
Lipper Intermediate Municipal Debt Funds Average                                       3.91%

*From 10/31/93 to 7/31/05.

Calculated by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a low number signifies lower volatility.
[End Sidebar]

The three portfolio counselors have an average of 19 years of experience and each manages a portion of the fund independently, but in accordance with the fund's objectives. This allows them to act upon their own research convictions and perspective of market conditions. The multiple portfolio counselor system, as it is called at the American Funds, recognizes that no one manager is right all the time. Yet over longer periods of time, this method of management has tended to produce more consistent results with less volatility for its shareholders by averaging together the strongest and weakest results of the counselors.

In marrying its objectives and management  style,  Limited Term  Tax-Exempt Bond
Fund of America forges a distinctly moderate approach to municipal bond investing -- one that is well suited to cautious investors with long-term investment perspectives.

[Begin Sidebar]

[photo of a wood plank footbridge meandering through a meadow]

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

A HISTORY OF CONSISTENT RETURNS

One way to determine how consistently a fund has performed over time is to look at returns over rolling time periods. The table below shows Limited Term Tax-Exempt Bond Fund of America's average annual total returns for five-year fiscal periods since its inception. As shown, returns have been remarkably consistent despite significant fluctuations in the market.

               Rolling five-year periods                          Average annual
                     ended July 31                                 total return

                       1994-1999                                      5.45%
                       1995-2000                                      4.78
                       1996-2001                                      5.48
                       1997-2002                                      4.96
                       1998-2003                                      4.51
                       1999-2004                                      4.88
                       2000-2005                                      4.94

 [End Sidebar]



SUMMARY INVESTMENT PORTFOLIO July 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.


QUALITY RATINGS*

[begin pie chart]
                                Percent of
                                net assets
Aaa/AAA                               37.3%
Aa/AA                                 27.8
A/A                                   11.4
Baa/BBB                               19.6
Ba/BB                                  0.9
Cash & equivalents                     3.0
[end pie chart]

* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.


                                                                                             Principal        Market       Percent
                                                                                                amount         value        of net
Bonds & notes  - 97.02%                                                                          (000)         (000)        assets

Alaska  - 1.55%
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001, 5.375% 2021                                                                   $6,365        $6,554          .60%
Other securities                                                                                              10,362           .95
                                                                                                              16,916          1.55

Arizona  - 0.78%
Industrial Dev. Auth. of the County of Yavapai, Solid Waste Disposal Rev. Bonds
     (Waste Management, Inc. Project), Series 2003-A-2, AMT, 4.45% 2028 (put 2008)              3,750          3,782           .35
Other securities                                                                                               4,723           .43
                                                                                                               8,505           .78

California  - 5.64%
Pollution Control Fncg. Auth., AMT:
 Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 2003-A,
     5.00% 2038 (put 2013)                                                                      2,000         2,069
 Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
     Series 1998-A, 5.10% 2018 (put 2008)                                                       4,300         4,440
 Solid Waste Disposal Rev. Ref. Bonds (Waste Management, Inc. Project),
     Series 2002-A, 3.125% 2022 (put 2006)                                                      2,000          1,990           .78
Other securities                                                                                              53,247          4.86
                                                                                                              61,746          5.64

Colorado  - 2.54%
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured,
     5.00% 2012                                                                                 4,000          4,326           .40
Other securities                                                                                              23,454          2.14
                                                                                                              27,780          2.54

Connecticut  - 1.19%                                                                                          13,036          1.19

District of Columbia  - 1.24%                                                                                 13,545          1.24

Florida  - 3.72%
Miami-Dade County Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds
     (Waste Management, Inc. Project), Series 2004, AMT, 4.00% 2018 (put 2009)                   1,000           990           .09
Palm Beach County, Public Improvement Ref. Rev. Bonds (Convention Center
     Project), Series 2004, FGIC insured, 5.00% 2030 (put 2011)                                  4,650         4,951           .45
Other securities                                                                                              34,827          3.18
                                                                                                              40,768          3.72

Idaho  - 0.56%                                                                                                 6,152           .56

Illinois  - 5.74%
City of Chicago, O'Hare International Airport, General Airport Rev. Ref. Bonds,
     Series 2004-B, MBIA insured, 5.00% 2007                                                     5,000         5,142           .47
Chicago Transit Auth., Capital Grant Receipts Rev. Bonds (Federal Transit Admin.
     Section 5307 Formula Funds), Series 2004-B, AMBAC insured, 5.00% 2011                       3,935         4,253           .39
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 1997, AMT, 5.05% 2010                                                                2,000         2,076           .19
Other securities                                                                                              51,374          4.69
                                                                                                              62,845          5.74

Indiana  - 2.49%                                                                                              27,287          2.49

Kentucky  - 0.89%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project),
     Series 1999, 5.70% 2009 (escrowed to maturity)                                              4,150         4,545           .41
Other securities                                                                                               5,216           .48
                                                                                                               9,761           .89

Maryland  - 0.72%                                                                                              7,826           .72

Massachusetts  - 2.66%
Housing Fin. Agcy., Single-family Housing Notes, Series S, AMT, 4.00% 2007                       4,750         4,810           .44
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.25% 2014               5,000         5,578           .51
Other securities                                                                                              18,733          1.71
                                                                                                              29,121          2.66

Michigan  - 4.47%
Hospital Fin. Auth., Rev. Bonds (Ascension Health Credit Group), Series 1999-B-3,
     5.30% 2033 (put 2006)                                                                       5,000         5,154           .47
Kent Hospital Fin. Auth., Rev. and Ref. Bonds (Spectrum Health), Series 2005-B,
     5.00% 2011                                                                                  4,000         4,279           .39
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste
     Management, Inc. Project), Series 2004, AMT, 3.00% 2013 (put 2007)                          3,000         2,953           .27
Other securities                                                                                              36,576          3.34
                                                                                                              48,962          4.47

Missouri  - 0.87%
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A,
     5.00% 2011                                                                                  5,255         5,615           .51
Other securities                                                                                               3,884           .36
                                                                                                               9,499           .87

Montana  - 0.65%
City of Forsyth, Pollution Control Rev. Ref. Bonds (Avista Corp. Colstrip
     Project), Series 1999-B, AMT, AMBAC insured, 5.125% 2034 (put 2008)                         6,825         7,160           .65


Nebraska  - 0.50%                                                                                              5,468           .50

Nevada  - 1.12%                                                                                               12,206          1.12

New Jersey  - 5.06%
Certs. of Part., Series 2004-A:
 5.00% 2009                                                                                      4,000         4,217
 5.00% 2010-2012                                                                                 7,000         7,461          1.07
Health Care Facs. Fin. Auth., Rev. and Ref. Bonds, Saint Clare's Hospital, Inc.
     Issue, Series 2004-B, MBIA insured, 5.25% 2013                                              4,315         4,758           .43
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003:
 4.375% 2019                                                                                       780           791
 6.125% 2024                                                                                     9,545        10,810          1.06
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014                         8,000         8,866           .81
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B,
     FGIC insured, 5.25% 2013                                                                    4,410         4,894           .45
Other securities                                                                                              13,616          1.24
                                                                                                              55,413          5.06

New York  - 9.09%
Dormitory Auth., Third General Resolution Rev. Bonds (State University
     Educational Facs. Issue), Series 2002-B, 5.25% 2023 (put 2012)                             12,625        13,745          1.25
City of New York, G.O. Bonds, 4.50%-5.625% 2007-2013                                            13,250        14,113          1.29
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A,
     6.00% 2006                                                                                  5,450         5,640           .52
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-A,
     5.50% 2026                                                                                 11,000        12,131          1.11
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT:
 5.00% 2008                                                                                      4,260         4,480
 5.00% 2009                                                                                      4,000         4,240           .80
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire
     State Dev. Corp.), Series 2002-A, 5.00% 2017 (put 2011)                                     4,000         4,256           .39
Other securities                                                                                              40,861          3.73
                                                                                                              99,466          9.09

North Carolina  - 3.55%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, 5.375%-7.00% 2007-2012             14,405        15,331          1.40
Other securities                                                                                              23,580          2.15
                                                                                                              38,911          3.55

Ohio  - 2.16%                                                                                                 23,601          2.16

Pennsylvania  - 1.53%
Erie County Industrial Dev. Auth., Environmental Improvement Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2002-A, 4.90% 2009                               4,000         4,235           .39
Westmoreland County Industrial Dev. Auth., Rev. Bonds (National Waste and Energy
     Corp.; Valley Landfill Expansion Project), Series 1993, AMT, 5.10% 2018 (put 2009)          2,000         2,068           .19
Other securities                                                                                              10,482           .95
                                                                                                              16,785          1.53

Puerto Rico  - 1.41%
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)        6,000         6,593           .60
Other securities                                                                                               8,854           .81
                                                                                                              15,447          1.41

South Carolina  - 0.56%                                                                                        6,123           .56

South Dakota  - 0.54%                                                                                          5,859           .54

Tennessee  - 2.10%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express
     Corp.), Series 2001, 5.00% 2009                                                             7,490         7,866           .72
Health, Educational and Housing Fac. Board of the County of Shelby, Rev. Bonds
     (Baptist Memorial Health Care), Series 2004-A, 5.00% 2020 (put 2008)                        8,500         8,904           .81
Other securities                                                                                               6,252           .57
                                                                                                              23,022          2.10

Texas  - 17.98%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds (Temple-Inland
     Forest Products Corp. Project), Series 1991, 5.65% 2012                                     5,350         5,571           .51
Brazos River Auth., AMT:
 Collateralized Pollution Control Rev. Ref. Bonds (Texas Utilities Electric Co.
     Project), Series 1994-B, 5.40% 2029 (put 2006)                                              1,000         1,016
 Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project), Series 2001-C,
     5.75% 2036 (put 2011)                                                                       4,550         4,865           .54
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs. Rev.
     Bonds (Dow Chemical Co. Project), Series 2002-A-4, AMT, 5.20% 2033 (put 2008)               6,450         6,728           .61
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste Management
     of Texas, Inc. Denton County Project), Series 2003-B, AMT, 3.50% 2028 (put 2007)            1,000           993           .09
Harris County:
 Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010                                   4,645         5,008           .46
 Tax and Subordinate Lien Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032
     (put 2012)                                                                                  9,250         9,936           .91
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project):
 Series 2001-A, 5.50% 2022 (put 2011)                                                            2,000         2,125
 Series 2001-B, AMT, 5.75% 2030 (put 2011)                                                       4,675         5,014           .65
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds:
 Series 2002-A, 5.50% 2010                                                                       4,740         5,160           .47
 Series 2002-B, RADIAN insured, 5.00% 2009                                                       5,200         5,486           .50
City of San Antonio:
 Electric and Gas Systems Rev. Ref. Bonds:
  New Series 2002, 5.25% 2011                                                                    4,500         4,901
  5.25%-5.30% 2011-2014                                                                          6,000         6,405          1.03
 Hotel Occupancy Tax Subordinate Lien, Rev. Ref. Bonds, Series 2004-B, AMBAC
     insured, 5.00% 2034 (put 2008)                                                              4,000         4,211           .38
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013                                 4,250         4,640           .43
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation Notes,
     Series 2002, 5.00% 2008                                                                     7,000         7,359           .67
Other securities                                                                                             117,402         10.73
                                                                                                             196,820         17.98

Virginia  - 2.02%
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT,
     AMBAC insured, 6.10% 2011                                                                   5,000         5,577           .51
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode
     Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002,
     AMT, 6.25% 2027 (put 2012)                                                                  2,000         2,205           .20
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002,
     AMT, 5.00% 2011                                                                             4,345         4,680           .43
Other securities                                                                                               9,667           .88
                                                                                                              22,129          2.02

Washington  - 7.02%
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds,
     5.25%-5.50% 2008-2012                                                                       5,500         6,017           .55
G.O. Bonds, Series 1999-S-1, 5.00% 2012                                                          4,700         4,946           .45
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 2):
 Series 1997-B, 5.50% 2006                                                                       1,000         1,025
 Series 1998-A, 5.00% 2012                                                                       4,000         4,252           .48
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds,
     Series 2002-B, FSA insured, 5.25% 2011                                                      4,000         4,393           .40
Other securities                                                                                              56,188          5.14
                                                                                                              76,821          7.02

Wisconsin  - 2.61%                                                                                            28,571          2.61

Other states & U.S. territories - 4.06%
State of Louisiana, Public Facs. Auth., Hospital Rev. Ref. Bonds (Franciscan
     Missionaries of Our Lady Health System Project), Series 1998-A, FSA insured,
     5.50% 2006                                                                                  4,500         4,609           .42
Virgin Islands, Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan
     Notes), Senior Lien, Series 1998-A, 5.20% 2010                                              4,765         5,011           .46
Other securities                                                                                              34,965          3.18
                                                                                                              44,585          4.06


Total bonds & notes (cost: $1,047,419,000)                                                                 1,062,136         97.02


                                                                                             Principal        Market       Percent
                                                                                                amount         value        of net
Short-term securities  - 2.26%                                                                   (000)         (000)        assets


North Slope Borough, Exempt Fac. Industrial Rev. Bonds (BP Exploration (Alaska)
     Inc. Project), Series 2001, AMT, 2.40% 2025 (1)                                             1,000         1,000           .09
State of Indiana, City of Whiting, Environmental Facs. Rev. Bonds (BP Products
     North America Inc. Projects), Series 2003, AMT, 2.40% 2038 (1)                              1,100         1,100           .10
State of Louisiana, Parish of Plaquemines, Environmental Rev. Ref. Bonds
     (BP Exploration & Oil Inc. Project-British Petroleum Co. p.l.c., Guarantor),
     Series 1995, AMT, 2.40% 2025 (1)                                                            1,100         1,100           .10
State of New Mexico, Tax and Rev. Anticipation Notes, Series 2005, 4.00% 6/30/2006               5,000         5,062           .46
State of Ohio, Solid Waste Rev. Bonds (BP Exploration & Oil Inc. Project-British
     Petroleum Co. p.l.c., Guarantor), Series 1998, AMT, 2.40% 2033 (1)                          1,000         1,000           .09
Public Building Auth. of the City of Clarksville, Adjustable Rate Pooled Fncg.
     Rev. Bonds (Tennessee Municipal Bond Fund):
 Series 2001, 2.34% 2031 (1)                                                                     3,700         3,700
 Series 2003, 2.34% 2033 (1)                                                                     1,390         1,390           .47
State of Texas, Gulf Coast Industrial Dev. Auth., Exempt Facs. Industrial Rev.
     Bonds (BP Global Power Corp. Project), Series 2003, AMT, 2.40% 2038 (1)                     1,100         1,100           .10
State of Washington, Industrial Dev. Corp. of the Port of Bellingham,
     Environmental Facs. Industrial Rev. Bonds (BP West Coast Products LLC
     Project), Series 2002, AMT, 2.40% 2033 (1)                                                  1,300         1,300           .12
Other securities                                                                                               7,974           .73

Total short-term securities (cost: $24,727,000)                                                               24,726          2.26


Total investment securities (cost: $1,072,146,000)                                                         1,086,862         99.28
Other assets less liabilities                                                                                  7,833           .72

Net assets                                                                                                $1,094,695       100.00%


"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including some securities for which resale may be limited to qualified institutional buyers or may require registration. The total value of such restricted securities was $8,850,000, which represented 0.81% of the net assets of the fund.

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.


See Notes to Financial Statements


Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper



Financial statements

Statement of assets and liabilities
at July 31, 2005                             (dollars and shares in thousands,
                                                     except per-share amounts)

Assets:
 Investment securities at market (cost: $1,072,146)                                                                   $1,086,862
 Cash                                                                                                                         56
 Receivables for:
  Sales of fund's shares                                                                   $4,068
  Interest                                                                                 12,727                         16,795
                                                                                                                       1,103,713
Liabilities:
 Payables for:
  Purchases of investments                                                                  5,515
  Repurchases of fund's shares                                                              1,821
  Dividends on fund's shares                                                                  827
  Investment advisory services                                                                250
  Services provided by affiliates                                                             505
  Deferred Trustees' compensation                                                              75
  Other fees and expenses                                                                      25                          9,018
Net assets at July 31, 2005                                                                                           $1,094,695

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                     $1,083,556
 Undistributed net investment income                                                                                         287
 Accumulated net realized loss                                                                                            (3,864)
 Net unrealized appreciation                                                                                              14,716
Net assets at July 31, 2005                                                                                           $1,094,695

Shares of beneficial interest issued and outstanding - unlimited shares authorized (71,342 total shares outstanding)

                                                     Net assets        Shares outstanding       Net asset value per share (1)
Class A                                                $857,254                    55,868                              $15.34
Class B                                                  50,475                     3,289                               15.34
Class C                                                  99,692                     6,497                               15.34
Class F                                                  39,618                     2,582                               15.34
Class R-5                                                47,656                     3,106                               15.34

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.94.

See Notes to Financial Statements


Statement of operations
for the year ended July 31, 2005                        (dollars in thousands)

Investment income:
 Income:
  Interest                                                                                                       $42,409

 Fees and expenses:(1)
  Investment advisory services                                                            $3,251
  Distribution services                                                                    4,172
  Transfer agent services                                                                    193
  Administrative services                                                                    269
  Reports to shareholders                                                                     72
  Registration statement and prospectus                                                      118
  Postage, stationery and supplies                                                            32
  Trustees' compensation                                                                      40
  Auditing and legal                                                                          67
  Custodian                                                                                    8
  State and local taxes                                                                       13
  Other                                                                                       51
  Total fees and expenses before waiver                                                    8,286
 Less waiver of fees and expenses:
  Investment advisory services                                                               204
  Total fees and expenses after waiver                                                                             8,082
 Net investment income                                                                                            34,327

Net realized gain and unrealized depreciation on investments:
 Net realized gain on investments                                                                                  1,273
 Net unrealized depreciation on investments                                                                       (1,396)
  Net realized gain and unrealized depreciation                                                                     (123)
Net increase in net assets resulting from operations                                                             $34,204

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements



Statements of changes in net assets
                                                        (dollars in thousands)

                                                                                                Year ended July 31
                                                                                            2005                    2004
Operations:
 Net investment income                                                                   $34,327                 $32,078
 Net realized gain on investments                                                          1,273                     399
 Net unrealized (depreciation) appreciation on investments                                (1,396)                  7,334
  Net increase in net assets resulting from operations                                    34,204                  39,811

Dividends paid or accrued to
 shareholders from net investment income                                                 (34,263)                (32,008)

Capital share transactions                                                                59,391                  63,598

Total increase in net assets                                                              59,332                  71,401

Net assets:
 Beginning of year                                                                     1,035,363                 963,962
 End of year (including undistributed
  net investment income: $287 and $256, respectively)                                 $1,094,695              $1,035,363

See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks high current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class A             Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                 None           Declines from 5% to 0%     Class B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                 None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class R-5                None                    None                          None
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity, the date the security is expected to be called or refunded by the issuer or the date at which the investor can redeem the security with the issuer. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of July 31, 2005, the cost of investment securities for federal income tax purposes was $1,071,805,000.

During the year ended July 31, 2005, the fund reclassified $33,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                              $848
Short-term and long-term capital loss deferrals                                                                (3,864)
Gross unrealized appreciation on investment securities                                                         19,894
Gross unrealized depreciation on investment securities                                                         (4,837)
Net unrealized appreciation on investment securities                                                           15,057

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $80,000, $3,146,000 and $638,000 expiring in 2009, 2011 and
2012, respectively. These numbers reflect the utilization of capital loss carryforwards of $1,273,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended July 31, 2005, the fund realized, on a tax basis, a net capital gain of $1,273,000.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

                                                                           Year ended July 31
Share class                                                       2005                                  2004
Class A                                                       $ 27,357                              $ 25,390
Class B                                                          1,348                                 1,359
Class C                                                          2,610                                 2,691
Class F                                                          1,182                                   973
Class R-5                                                        1,766                                 1,595
Total                                                         $ 34,263                              $ 32,008

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $1 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. CRMC is currently waiving a portion of investment advisory services fees. From September 1, 2004, through March 31, 2005, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended July 31, 2005, total investment advisory services fees waived by CRMC were $204,000. As a result, the fee shown on the accompanying financial statements of $3,251,000, which was equivalent to an annualized rate of 0.301%, was reduced to $3,047,000, or 0.282% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered in agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

          For Class A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2005, unreimbursed expenses subject to reimbursement totaled $1,513,000 for Class A.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above for the year ended July 31, 2005, were as follows (dollars in thousands):


         -----------------------------------------------------------------------------------------------
             Share class       Distribution    Transfer agent          Administrative services
                                 services         services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
                                                                CRMC administrative    Transfer agent
                                                                      services            services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
               Class A            $2,503            $178           Not applicable      Not applicable
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
               Class B              520              15            Not applicable      Not applicable
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
               Class C             1,057          Included              $152                 $9
                                                     in
                                               administrative
                                                  services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
               Class F              92            Included               52                   4
                                                     in
                                               administrative
                                                  services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
              Class R-5       Not applicable      Included               50                   2
                                                     in
                                               administrative
                                                  services
         -----------------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------------
                Total             $4,172            $193                $254                 $15
         -----------------------------------------------------------------------------------------------

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation of $40,000, shown on the accompanying financial statements, includes $33,000 in current fees (either paid in cash or deferred) and a net increase of $7,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                          Sales(1)                      Reinvestments of dividends
                                                                 Amount       Shares                    Amount         Shares
Year ended July 31, 2005
Class A                                                       $ 245,921       15,908                  $ 21,168          1,371
Class B                                                           5,192          336                       938             60
Class C                                                          21,921        1,418                     1,911            124
Class F                                                          18,028        1,166                       890             57
Class R-5                                                        14,312          926                       887             58
Total net increase
   (decrease)                                                 $ 305,374       19,754                  $ 25,794          1,670

Year ended July 31, 2004
Class A                                                       $ 306,758       19,782                  $ 19,963          1,289
Class B                                                          10,841          701                       992             64
Class C                                                          36,609        2,360                     2,114            137
Class F                                                          19,277        1,244                       722             47
Class R-5                                                        22,006        1,412                       762             49
Total net increase
   (decrease)                                                 $ 395,491       25,499                  $ 24,553          1,586



Share class                                                         Repurchases(1)                      Net increase (decrease)
                                                                 Amount       Shares                   Amount           Shares
Year ended July 31, 2005
Class A                                                      $ (203,111)     (13,151)                $ 63,978            4,128
Class B                                                          (7,850)        (508)                  (1,720)            (112)
Class C                                                         (31,723)      (2,054)                  (7,891)            (512)
Class F                                                         (11,956)        (774)                   6,962              449
Class R-5                                                       (17,137)      (1,113)                  (1,938)            (129)
Total net increase
   (decrease)                                                $ (271,777)     (17,600)                $ 59,391            3,824

Year ended July 31, 2004
Class A                                                      $ (277,216)     (17,961)                $ 49,505            3,110
Class B                                                         (10,932)        (707)                     901               58
Class C                                                         (37,982)      (2,459)                     741               38
Class F                                                         (16,473)      (1,066)                   3,526              225
Class R-5                                                       (13,843)        (898)                   8,925              563
Total net increase
   (decrease)                                                $ (356,446)     (23,091)                $ 63,598            3,994

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $219,220,000 and $128,928,000, respectively, during the year ended July 31, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2005, the custodian fee of $8,000, shown on the accompanying financial statements, includes $3,000 that was offset by this reduction, rather than paid in cash.




Financial highlights (1)

                                                                                   Income from investment operations(2)
                                                                                                       Net
                                                           Net asset                         gains (losses)
                                                              value,            Net          on securities      Total from
                                                           beginning     investment         (both realized      investment
                                                           of period         income         and unrealized)     operations
Class A:
 Year ended 7/31/2005                                         $15.33           $.51                   $.01            $.52
 Year ended 7/31/2004                                          15.17            .51                    .16             .67
 Year ended 7/31/2003                                          15.28            .52                   (.11)            .41
 Year ended 7/31/2002                                          15.08            .58                    .20             .78
 Year ended 7/31/2001                                          14.43            .62                    .65            1.27
Class B:
 Year ended 7/31/2005                                          15.33            .40                    .01             .41
 Year ended 7/31/2004                                          15.17            .40                    .16             .56
 Year ended 7/31/2003                                          15.28            .42                   (.11)            .31
 Year ended 7/31/2002                                          15.08            .47                    .20             .67
 Year ended 7/31/2001                                          14.43            .48                    .69            1.17
Class C:
 Year ended 7/31/2005                                          15.33            .38                    .01             .39
 Year ended 7/31/2004                                          15.17            .38                    .16             .54
 Year ended 7/31/2003                                          15.28            .40                   (.11)            .29
 Year ended 7/31/2002                                          15.08            .45                    .20             .65
 Period from 3/15/2001 to 7/31/2001                            14.92            .15                    .17             .32
Class F:
 Year ended 7/31/2005                                          15.33            .50                    .01             .51
 Year ended 7/31/2004                                          15.17            .49                    .16             .65
 Year ended 7/31/2003                                          15.28            .51                   (.11)            .40
 Year ended 7/31/2002                                          15.08            .55                    .20             .75
 Period from 3/15/2001 to 7/31/2001                            14.92            .16                    .19             .35
Class R-5:
 Year ended 7/31/2005                                          15.33            .54                    .01             .55
 Year ended 7/31/2004                                          15.17            .54                    .16             .70
 Year ended 7/31/2003                                          15.28            .56                   (.11)            .45
 Period from 7/15/2002 to 7/31/2002                            15.27            .02                    .01             .03




Financial highlights (1)


                                                                     Dividends
                                                                     (from net       Net asset                     Net assets,
                                                                    investment      value, end           Total   end of period
                                                                        income)      of period        return(3)   (in millions)
Class A:
 Year ended 7/31/2005                                                    $(.51)         $15.34            3.40%           $857
 Year ended 7/31/2004                                                     (.51)          15.33            4.40             793
 Year ended 7/31/2003                                                     (.52)          15.17            2.71             738
 Year ended 7/31/2002                                                     (.58)          15.28            5.32             497
 Year ended 7/31/2001                                                     (.62)          15.08            8.99             306
Class B:
 Year ended 7/31/2005                                                     (.40)          15.34            2.69              50
 Year ended 7/31/2004                                                     (.40)          15.33            3.69              52
 Year ended 7/31/2003                                                     (.42)          15.17            1.98              51
 Year ended 7/31/2002                                                     (.47)          15.28            4.52              17
 Year ended 7/31/2001                                                     (.52)          15.08            8.24               2
Class C:
 Year ended 7/31/2005                                                     (.38)          15.34            2.57             100
 Year ended 7/31/2004                                                     (.38)          15.33            3.55             107
 Year ended 7/31/2003                                                     (.40)          15.17            1.86             106
 Year ended 7/31/2002                                                     (.45)          15.28            4.38              49
 Period from 3/15/2001 to 7/31/2001                                       (.16)          15.08            2.14               4
Class F:
 Year ended 7/31/2005                                                     (.50)          15.34            3.32              40
 Year ended 7/31/2004                                                     (.49)          15.33            4.32              33
 Year ended 7/31/2003                                                     (.51)          15.17            2.61              29
 Year ended 7/31/2002                                                     (.55)          15.28            5.11              13
 Period from 3/15/2001 to 7/31/2001                                       (.19)          15.08            2.34               2
Class R-5:
 Year ended 7/31/2005                                                     (.54)          15.34            3.63              48
 Year ended 7/31/2004                                                     (.54)          15.33            4.63              50
 Year ended 7/31/2003                                                     (.56)          15.17            2.93              40
 Period from 7/15/2002 to 7/31/2002                                       (.02)          15.28             .23              27




Financial highlights (1)


                                                                  Ratio of expenses  Ratio of expenses
                                                                         to average         to average          Ratio of
                                                                         net assets         net assets        net income
                                                                             before              after        to average
                                                                            waivers        waivers (4)        net assets
Class A:
 Year ended 7/31/2005                                                          .66%               .64%             3.29%
 Year ended 7/31/2004                                                          .68                .66              3.27
 Year ended 7/31/2003                                                          .71                .66              3.37
 Year ended 7/31/2002                                                          .75                .70              3.86
 Year ended 7/31/2001                                                          .80                .75              4.18
Class B:
 Year ended 7/31/2005                                                         1.37               1.35              2.59
 Year ended 7/31/2004                                                         1.38               1.37              2.57
 Year ended 7/31/2003                                                         1.40               1.35              2.63
 Year ended 7/31/2002                                                         1.45               1.40              3.06
 Year ended 7/31/2001                                                         1.60               1.59              3.24
Class C:
 Year ended 7/31/2005                                                         1.49               1.47              2.46
 Year ended 7/31/2004                                                         1.51               1.50              2.43
 Year ended 7/31/2003                                                         1.54               1.49              2.51
 Year ended 7/31/2002                                                         1.58               1.52              2.92
 Period from 3/15/2001 to 7/31/2001                                            .75                .75              1.05
Class F:
 Year ended 7/31/2005                                                          .74                .72              3.20
 Year ended 7/31/2004                                                          .76                .75              3.17
 Year ended 7/31/2003                                                          .79                .74              3.27
 Year ended 7/31/2002                                                          .87                .82              3.69
 Period from 3/15/2001 to 7/31/2001                                            .60                .60              1.18
Class R-5:
 Year ended 7/31/2005                                                          .44                .42              3.51
 Year ended 7/31/2004                                                          .46                .44              3.49
 Year ended 7/31/2003                                                          .49                .44              3.61
 Period from 7/15/2002 to 7/31/2002                                            .02                .02               .16


                                                                                Year ended July 31
                                                              2005       2004         2003             2002            2001

Portfolio turnover rate for all classes of shares              12%        10%          10%               9%             21%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services for all share classes.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America:


In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Limited Term Tax-Exempt Bond Fund of America (the "Fund") at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Los Angeles, California
September 9, 2005


OTHER SHARE CLASS RESULTS                                             unaudited
Class B, Class C and Class F

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended                                                                    Life
June 30, 2005 (the most recent calendar quarter):                             1 year           5 years          of class

Class B shares -- first sold 3/15/00
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                    -1.03%           +4.19%            +4.41%
Not reflecting CDSC                                                           +3.97%           +4.53%            +4.57%

Class C shares -- first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                              +2.84%                --            +3.50%
Not reflecting CDSC                                                           +3.84%                --            +3.50%

Class F shares* -- first sold 3/15/01
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +4.60%                --            +4.23%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 19 for details.

*These shares are sold without any initial or contingent deferred sales charge.


TAX INFORMATION                                                      unaudited

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending July 31, 2005.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid by the fund from net investment income. The fund designates 100% of the dividends paid by the fund earned during the fiscal year as exempt-interest dividends.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



EXPENSE EXAMPLE
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005, through July 31, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           Beginning account          Ending account        Expenses paid        Annualized
                                              value 2/1/2005         value 7/31/2005     during period(1)     expense ratio

Class A -- actual return                           $1,000.00               $1,006.24               $3.13               .63%
Class A -- assumed 5% return                        1,000.00                1,021.67                3.16               .63
Class B -- actual return                            1,000.00                1,002.78                6.65              1.34
Class B -- assumed 5% return                        1,000.00                1,018.15                6.71              1.34
Class C -- actual return                            1,000.00                1,002.22                7.25              1.46
Class C -- assumed 5% return                        1,000.00                1,017.55                7.30              1.46
Class F -- actual return                            1,000.00                1,005.89                3.53               .71
Class F -- assumed 5% return                        1,000.00                1,021.27                3.56               .71
Class R-5 -- actual return                          1,000.00                1,007.33                2.09               .42
Class R-5 -- assumed 5% return                      1,000.00                1,022.71                2.11               .42

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).


APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT

The fund's Board has approved the renewal of the fund's Investment Advisory and Service Agreement (the "agreement") with Capital Research and Management Company ("CRMC") for an additional one-year term through May 31, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund's Contracts Committee (the "committee"), which is comprised of all of the fund's independent Board members. The information, material facts and conclusions that formed the basis for the committee's recommendation and the Board's subsequent approval are described below.

1. INFORMATION RECEIVED

Materials reviewed -- During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund's investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund's investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process -- The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any single or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. NATURE, EXTENT AND QUALITY OF SERVICES

CRMC, its personnel and its resources -- The Board and the committee considered the depth and quality of CRMC's investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC's commitment to investing in information technology supporting investment management and compliance. They further considered CRMC's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services -- The Board and the committee considered CRMC's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC has benefited and will continue to benefit the fund and its shareholders.

3. INVESTMENT RESULTS

The Board and committee considered the investment results of the fund in light of its objective of providing current income that is exempt from regular federal income tax, consistent with its stated maturity and quality standards and preservation of capital. They compared the fund's total returns with the total returns of the Lipper Intermediate Municipal Debt Funds Index (the Lipper category that includes the fund), the averages of the funds included in the index each year and the funds included for the entire 10-year period ended December 31, 2004, and the Lehman (7-Year) Municipal Bond Index (another relevant index given the composition of the fund's investment portfolio). The Board and the committee noted that for the one-, three-, five- and 10-year periods ended December 31, 2004, the fund's investment results approximated the Lipper Intermediate Municipal Debt Funds Index and the funds' averages, and slightly lagged those of the Lehman bond index. The Board and the committee further noted that the fund's relative results were affected by its goal of preserving capital and its broad maturity standard (average effective maturities between three and 10 years). The Board and the committee ultimately concluded that CRMC's record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all other funds in the Lipper Intermediate Municipal Debt Funds Index and the funds included in the index for the entire 10-year period ended December 31, 2004. The Board and the committee observed that the fund's advisory fee was well below the median fee for all such other funds; that the fund's expense level (excluding 12b-1 and other distribution expenses) was well below the median for the funds in the index; and that the fund's total expense level was well below the median of all funds in the index and approximated the level of the other funds included in the index for the entire 10-year period. The Board and the committee also noted the complexwide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver it proposed to implement during the forthcoming year. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that although the fees paid by those clients generally were lower than those paid by the American Funds, the differences appropriately reflected CRMC's significantly greater responsibilities with respect to the American Funds and the more comprehensive regulatory regime applicable to mutual funds.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board and the committee reviewed information regarding CRMC's costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC's investment professionals were compensated and CRMC's view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC's need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund's advisory fee structure provide for reductions in the level of fees charged by CRMC to the fund as fund assets increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund's cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. ANCILLARY BENEFITS

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC's relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC's affiliated transfer agent; sales charges and distribution fees received and retained by the fund's principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC's institutional management affiliate. The Board and the committee reviewed CRMC's portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund's shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.



BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES
                                             Year first
                                               elected
                                              a Trustee
Name and age                               of the fund(1)     Principal occupation(s) during past five years

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 71                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 72                       1993          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

Diane C. Creel, 56                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 70                               1993          Chairman of the Board and CEO, Senior Resource
Chairman of the Board                                         Group LLC (development and management of senior
(Independent and Non-Executive)                               living communities)

Leonard R. Fuller, 59                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 59                             2005          President, Dumbarton Group LLC (consulting); former Executive Vice
                                                              President -- Policy and Oversight, NASD

Richard G. Newman, 70                           1993          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

Frank M. Sanchez, 61                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" TRUSTEES
                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
                                             overseen by
Name and age                                   Trustee        Other directorships(3) held by Trustee

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 71

H. Frederick Christie, 72                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 56                               12           Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.; Teledyne
                                                              Technologies

Martin Fenton, 70                                16           None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 59                            14           None

R. Clark Hooper, 59                              13           None

Richard G. Newman, 70                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 61                             12           None


"INTERESTED" TRUSTEES(4)

                                             Year first
                                             elected a
                                             Trustee or       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                          the fund(1)       underwriter of the fund

Abner D. Goldstine, 75                          1993          Senior Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company

Paul G. Haaga, Jr., 56                          1993          Executive Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Brenda S. Ellerin, 42                           1997          Senior Vice President, Capital Research Company(5)
President


"INTERESTED" TRUSTEES(4)

                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
Name, age and                                overseen by
position with fund                             Trustee        Other directorships(3) held by Trustee

Abner D. Goldstine, 75                           12           None
Vice Chairman of the Board

Paul G. Haaga, Jr., 56                           16           None
Vice Chairman of the Board

Brenda S. Ellerin, 42                             1           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.



OTHER OFFICERS

                                             Year first
                                             elected an       Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                          the fund(1)       underwriter of the fund

Neil L. Langberg, 52                            1993          Vice President -- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company

Kristine M. Nishiyama, 35                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and
                                                              Management Company; Vice President and Counsel, Capital Bank and
                                                              Trust Company(5)

Karl J. Zeile, 38                               2004          Vice President and Director, Capital Research
Vice President                                                Company(5)

Julie F. Williams, 57                           1993          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 37                           2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 40                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research
                                                              and Management Company

Susi M. Silverman, 35                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Limited Term Tax-Exempt Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.71 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.08 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete July 31, 2005, portfolio of Limited Term Tax-Exempt Bond Fund of America's investments is available free of charge on the SEC website or upon request by calling AFS.

Limited Term Tax-Exempt Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
>  Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit No. MFGEAR-943-0905P

Litho in USA WG/PNL/8062-S4882

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Richard G. Newman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

     Registrant:
          a) Audit Fees:
               2004             $42,000
               2005             $44,000
          b) Audit- Related Fees:
               2004             none
               2005             none
          c) Tax Fees:
               2004             $6,000
               2005             $6,000
               The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.
          d) All Other Fees:
               2004             none
               2005             none

     Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
          a) Not Applicable
          b) Audit- Related Fees:
               2004             none
               2005             none
          c) Tax Fees:
               2004             none
               2005             none
          d) All Other Fees:
               2004             none
               2005             none


The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $6,000 for fiscal year 2004 and $6,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.


ITEM 6 - Schedule of Investments

[logo - American Funds(R)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA(SM)
Investment portfolio

July 31, 2005

                                                                                                   Principal amount    Market value
Bonds & notes -- 97.02%                                                                                       (000)           (000)


ALABAMA -- 0.42%
21st Century Auth., Tobacco Settlement Asset-backed Rev. Bonds, Series 2001, 5.25% 2006                      $1,000        $  1,021
Industrial Dev. Board of the City of Butler, Pollution Control Rev. Ref. Bonds
   (James River Project), Series 1993, 5.50% 2005                                                             1,000           1,005
Industrial Dev. Board of the City of Selma, Environmental Improvement Rev. Ref. Bonds
   (International Paper Co. Projects), Series 2003-A, 4.75% 2011                                              2,500           2,606
                                                                                                                              4,632

ALASKA -- 1.55%
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2002-A, AMT,
   MBIA insured, 5.50% 2009                                                                                   1,685           1,805
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2000, 5.60% 2010         1,000           1,073
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 4.75% 2015         1,955           1,985
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2001, 5.375% 2021        6,365           6,554
Student Loan Corp., Capital Project Rev. Bonds, Series 2004-A, MBIA insured, 4.00% 2011                       1,000           1,022
Student Loan Corp., Student Loan Rev. Bonds, Series 2000-A, AMT, AMBAC insured, 5.65% 2010                    2,140           2,329
Student Loan Corp., Educational Loan Rev. Bonds, Series 2004-A-3, AMT, 5.25% 2011                             2,000           2,148
                                                                                                                             16,916

ARIZONA -- 0.78%
Industrial Dev. Auth. of the County of Mohave, Correctional Facs. Contract Rev. Bonds
   (Mohave Prison, LLC Project), Series 2004-A, XLCA insured, 5.00% 2011                                      1,345           1,442
Industrial Dev. Auth. of the County of Yavapai, Solid Waste Disposal Rev. Bonds
   (Waste Management, Inc. Project), Series 2003-A-2, AMT, 4.45% 2028 (put 2008)                              3,750           3,782
Water Infrastructure Fin. Auth., Water Quality Rev. Ref. Bonds, Series 2004-A, 5.00% 2012                     3,000           3,281
                                                                                                                              8,505

CALIFORNIA -- 5.64%
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Multi-family
   Housing Rev. Ref. Bonds (Archstone/Redwood Shores Apartments), Series 2000-A, 5.30% 2008                   2,700           2,839
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds (San Diego
   Hospital Association), Series 2001-A, 5.25% 2006                                                           1,025           1,047
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.25% 2007                                435             447
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (American Baptist Homes of the West Facs. Project), Series 1997-A, 5.50% 2007                                510             526
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (Episcopal Homes Foundation), Series 1998, 4.80% 2006                                                      2,000           2,021
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (Episcopal Homes Foundation), Series 1998, 5.00% 2007                                                      1,405           1,439
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (Episcopal Homes Foundation), Series 1998, 5.00% 2008                                                      2,455           2,531
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
   (Episcopal Homes Foundation), Series 1998, 5.125% 2013                                                     1,000           1,031
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Southern California
   Presbyterian Homes Obligated Group, Rev. Bonds (Redwood Senior Homes and Services),
   Series 2002, 5.50% 2012                                                                                    1,695           1,803
City of Cathedral, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.15% 2012         500             500
City of Cathedral, Cove Improvement Dist. No. 2004-02, Limited Obligation Improvement Bonds, 4.40% 2014         715             715
Econ. Recovery Bonds, Series 2004-B-4, 5.00% 2023 (put 2008)                                                    500             526
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-backed Bonds,
   Series 2003-B, 5.00% 2011                                                                                  1,000           1,084
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H, 4.45% 2026 (put 2011)         1,000           1,026
Statewide Communities Dev. Auth., Certs. of Part. (Catholic Healthcare West Project),
   Series 1999-A, 6.00% 2009                                                                                    510             536
Joint Powers Health Fncg. Auth., Certs. of Part. (Community Hospitals of Central California Project),
   Series 2001, 4.75% 2007                                                                                    1,005           1,021
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, MBIA insured, 5.25% 2013                           2,550           2,787
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2005-A, AMT, MBIA insured, 5.00% 2014                      2,000           2,156
Community Redev. Agcy. of the City of Los Angeles, Lease Rev. Bonds (Vermont Manchester
   Social Services Project), Series 2005, AMBAC insured, 5.00% 2013                                           1,900           2,054
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
   Series 2003-A, AMT, 5.00% 2038 (put 2013)                                                                  2,000           2,069
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
   Series 1998-A, AMT, 5.10% 2018 (put 2008)                                                                  4,300           4,440
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (Waste Management, Inc. Project),
   Series 2002-A, AMT, 3.125% 2022 (put 2006)                                                                 2,000           1,990
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern County at Delano II),
   Series 2003-C, 5.00% 2011                                                                                  1,350           1,449
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State Hospital),
   Series 2004-A, 5.00% 2011                                                                                  1,500         1,610
San Diego Unified Port Dist., Rev. Bonds, Series A, AMT, MBIA insured, 5.00% 2009                             1,000           1,063
San Diego Unified Port Dist., Rev. Bonds, Series A, AMT, MBIA insured, 5.00% 2011                             1,420           1,525
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),
   Series 1998-A-1, AMT, 5.05% 2025 (put 2008)                                                                4,000           4,129
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds
   (Equity Residential/Parkview Terrace Club Apartments), Issue 1999-B, 5.20% 2029 (put 2009)                 1,150           1,212
Statewide Communities Dev. Auth., Multi-family Housing Rev. Ref. Bonds
   (Equity Residential/Skylark Apartments), Issue 1999-D, 5.20% 2029 (put 2009)                               1,500           1,581
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System),
   Series 2005-G, 5.25% 2011                                                                                  2,210           2,386
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2002-D, 4.35% 2036 (put 2007)          220             223
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2004-I, 3.45% 2035 (put 2011)        1,000             980
Statewide Communities Dev. Auth., Rev. Bonds (Redlands Community Hospital),
   Series 2005-A, RADIAN insured, 5.00% 2014                                                                  1,300           1,392
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.70% 2009           1,010           1,051
City of Torrance, Hospital Rev. Bonds (Torrance Memorial Medical Center), Series 2001-A, 4.80% 2010             940             987
Val Verde Unified School Dist., Certs. of Part. (Ref. and School Construction Project),
   Series 2005-B, FGIC insured, 5.00% 2014                                                                    1,000           1,086
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.50% 2008                                  2,000           2,121
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.50% 2010                                  1,000           1,089
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, FSA insured, 5.25% 2012                     1,000           1,102
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, MBIA insured, 5.25% 2010                    2,000           2,172
                                                                                                                             61,746

COLORADO -- 2.54%
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2001-A, AMT, FGIC insured, 5.50% 2008       2,340           2,491
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2010       2,000           2,127
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2011       2,000           2,132
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2012       1,500           1,600
Denver Convention Center Hotel Auth., Rev. Bonds, Series 2003-A, XLCA insured, 5.00% 2012                     4,000           4,326
EagleBend Affordable Housing Corp., Rev. Ref. Bonds (Multi-family Housing Project),
   Series 1997-A, 5.75% 2007                                                                                  1,125           1,134
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 1998-A, 5.375% 2010                      2,145           2,285
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2001, 5.375% 2010                        2,000           2,167
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A, 5.00% 2010                       1,500           1,593
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A, 5.00% 2012                       1,000           1,074
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2002-B, 5.25% 2011             1,450           1,535
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
   Series 2002, 5.00% 2010                                                                                    1,000           1,048
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
   Series 2002, 5.00% 2011                                                                                    1,100           1,150
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project),
   Series 2004-B, 3.75% 2034 (put 2009)                                                                       1,200           1,187
Housing and Fin. Auth., Single-family Program Senior and Subordinate Bonds, Series 1998-D-3, 6.125% 2023        870             877
University of Colorado Hospital Auth., Hospital Rev. Ref. Bonds, Series 1997-A, AMBAC insured, 5.50% 2007     1,000           1,054
                                                                                                                             27,780

CONNECTICUT -- 1.19%
Higher Education Supplemental Loan Auth., Rev. Bonds (Connecticut Family Education Loan Program),
   Series 2005-A, AMT, MBIA insured, 4.20% 2014                                                               1,000           1,013
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40% 2011(1)                         4,000           4,188
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.55% 2008(1)                         1,000           1,063
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.70% 2012(1)                         3,400           3,599
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public Improvement Bonds,
   Series 2001, 5.375% 2011                                                                                   3,000           3,173
                                                                                                                             13,036

DELAWARE -- 0.19%
Econ. Dev. Auth., Pollution Control Rev. Ref. Bonds (Delmarva Power & Light Co. Project),
   Series 2001-C, AMBAC insured, 4.90% 2026 (put 2011)                                                        2,000           2,126


DISTRICT OF COLUMBIA -- 1.24%
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2010                                     1,000           1,072
Certs. of Part., Lease Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2013                                     2,000           2,176
Friendship Public Charter School, Inc. Issue Rev. Bonds, Series 2003, ACA insured, 5.00% 2012                 1,000           1,053
G.O. Ref. Bonds, Series 1993-B-2, FSA insured, 5.50% 2010                                                     2,500           2,725
G.O. Ref. Bonds, Series 1999, FSA insured, 5.50% 2009                                                           695             751
G.O. Ref. Bonds, Series 1999, FSA insured, 5.50% 2009 (escrowed to maturity)                                    195             212
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
   Series 1997-A, MBIA insured, 6.00% 2006 (escrowed to maturity)                                             1,000           1,033
Hospital Rev. Ref. Bonds (Medlantic Healthcare Group, Inc. Issue),
   Series 1997-A, MBIA insured, 6.00% 2007 (escrowed to maturity)                                             1,250           1,325
Tax Increment Rev. Bonds (Gallery Place Project), Series 2002, FSA insured, 5.25% 2009                        1,570           1,682
Tax Increment Rev. Bonds (Gallery Place Project), Series 2002, FSA insured, 5.25% 2010                        1,400           1,516
                                                                                                                             13,545

FLORIDA -- 3.72%
Broward County Resource Recovery Rev. Ref. Bonds (Wheelabrator North Broward Inc. Project),
   Series 2001-A, 5.50% 2008                                                                                  1,000           1,068
Dade County, Resource Recovery Fac. Rev. Ref. Bonds, Series 1996, AMT, AMBAC insured, 6.00% 2006              3,500           3,620
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group),
   Series 2003-A, 5.25% 2012                                                                                  1,535           1,679
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt
   Obligated Group), Series 2002-B, 5.00% 2010                                                                2,000           2,120
Hillsborough County Aviation Auth., Tampa International Airport Rev. Bonds,
   Series 2003-A, AMT, MBIA insured, 5.25% 2012                                                               1,500           1,629
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
   Series 2003-A, 5.00% 2010                                                                                  2,905           3,077
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
   Series 2003-A, 5.00% 2012                                                                                  2,195           2,334
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.25% 2005                                                    2,185           2,195
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.25% 2007                                                    1,250           1,286
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.50% 2008                                                    1,000           1,042
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.50% 2010                                                    1,200           1,264
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds (Shell Point/Alliance Obligated Group,
   Shell Point Village Project), Series 1999-A, 5.75% 2012                                                    1,800           1,898
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2009                    3,000           3,206
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2010                    2,000           2,155
Miami-Dade County Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc.
   Project), Series 2004, AMT, 4.00% 2018 (put 2009)                                                          1,000             990
School Board of Miami-Dade County, Certs. of Part., Series 2003-B, MBIA insured, 5.00% 2031 (put 2011)        2,915           3,117
School Board of Miami-Dade County, Certs. of Part., Series 2003-C, MBIA insured, 5.00% 2027 (put 2008)        1,000           1,049
Palm Beach County, Public Improvement Ref. Rev. Bonds (Convention Center Project), Series 2004,
   FGIC insured, 5.00% 2030 (put 2011)                                                                        4,650           4,951
St. Johns River Power Park System (JEA), Rev. Ref. Bonds, Issue Two, Series Eighteen, 5.00% 2009              1,000           1,066
Village Community Dev. Dist. No. 5 (Sumter County), Special Assessment Rev. Bonds,
   Series 2003-B, 5.00% 2008                                                                                  1,015           1,022
                                                                                                                             40,768

GEORGIA -- 0.41%
City of Atlanta, Water and Wastewater Rev. Bonds, Series 2004, FSA insured, 5.00% 2012                        2,000           2,178
Dev. Auth. of Cartersville, Sewage Facs. Rev. Ref. Bonds (Anheuser-Busch Project),
   Series 1997, AMT, 5.625% 2009                                                                              1,250           1,334
Housing Auth. of the County of DeKalb, Multi-family Housing Rev. Ref. Bonds (Park at
   Briarcliff Apartments Project), Series 1998-A, 4.55% 2028 (put 2008)                                         995           1,025
                                                                                                                              4,537

IDAHO -- 0.56%
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-C-2, AMT,
   FHA insured, 5.25% 2011                                                                                      205             206
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-E-3, AMT, 5.125% 2011                   285             286
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-H, AMT, 4.65% 2012                      495             497
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-I-2, AMT, 4.70% 2012                    245             245
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-E, Class III, AMT, 5.40% 2021           785             809
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-F, Class III, AMT, 4.875% 2023        2,045           2,055
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-C, Class III, AMT, 4.50% 2023         1,060           1,039
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-E, Class III, AMT, 5.15% 2023           985           1,015
                                                                                                                              6,152

ILLINOIS -- 5.74%
Chicago Board of Education, Unlimited Tax G.O. Bonds (Dedicated Revenues), Series 2001-C,
   FSA insured, 5.25% 2010                                                                                    1,000           1,091
City of Chicago, O'Hare International Airport, General Airport Rev. Ref. Bonds, Series 2004-B,
   MBIA insured, 5.00% 2007                                                                                   5,000           5,142
City of Chicago, O'Hare International Airport, Passenger Fac. Charge Rev. Bonds, Series 1996-A,
   AMBAC insured, 5.60% 2010                                                                                  3,000           3,094
Chicago Transit Auth., Capital Grant Receipts Rev. Bonds (Federal Transit Admin. Section
   5307 Formula Funds), Series 2004-B, AMBAC insured, 5.00% 2011                                              3,935           4,253
Metropolitan Water Reclamation Dist. of Greater Chicago, G.O. Capital Improvement Bonds,
   Limited Tax Series D of December 2002, 5.00% 2010                                                          2,700           2,913
Community College Dist. No. 502, Counties of DuPage, Cook and Will, G.O. Bonds,
   Series 2003-A, 5.00% 2011                                                                                  1,000           1,085
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust), 5.00% 2009                            2,000           2,131
Dev. Fin. Auth., Revolving Fund Rev. Bonds, Series 2002 (Master Trust), 5.00% 2010                            1,500           1,612
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
   Series 1997, AMT, 5.05% 2010                                                                               2,000           2,076
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds (Field Museum of Natural History),
   Series 2002, 4.05% 2036 (put 2011)                                                                         4,000           4,032
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds (Northwestern University),
   Series 1997, 5.00% 2032 (put 2009)                                                                         2,500           2,653
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
   (University Center Project), Series 2002, 5.25% 2010                                                       1,015           1,060
G.O. Bonds, Illinois FIRST, Series of December 2002, 5.25% 2010                                               2,000           2,182
G.O. Ref. Bonds, Illinois FIRST, Series of August 2002, 5.25% 2008                                            1,000           1,062
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009                                                     1,945           2,077
G.O. Bonds, Series of April 1998, FSA insured, 5.50% 2009 (preref. 2008)                                      2,055           2,206
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A, 5.25% 2005                      1,615           1,617
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A, 5.00% 2006                        750             765
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 1998-A, 5.00% 2006
   (escrowed to maturity)                                                                                       980           1,002
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000, 5.30% 2008                        2,000           2,115
Health Facs. Auth., Rev. Bonds (Advocate Health Care Network), Series 2000, 6.125% 2011 (preref. 2010)        1,000           1,134
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series 1997-A, 5.10% 2005                 1,815           1,817
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2007                              2,480           2,584
Health Facs. Auth., Rev. Bonds (Highland Park Hospital Project), Series 1997-A,
   FGIC insured, 5.50% 2005                                                                                     765             769
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.25% 2005                                 855             860
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.375% 2006                                900             924
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 5.50% 2008                               1,000           1,060
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.00% 2007                          3,000           3,107
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25% 2010                          2,000           2,143
Health Facs. Auth., Rev. Ref. Bonds (Northwestern Medical Faculty Foundation, Inc.),
   Series 1998, MBIA insured, 5.25% 2006                                                                      1,810           1,864
Health Facs. Auth., Rev. Ref. Bonds (University of Chicago Hospitals and Health System),
   Series 2003, MBIA insured, 5.00% 2008                                                                      1,000           1,051
Indian Prairie Community, Unit School Dist. No. 204, DuPage and Will Counties, School Building Bonds
   (Naperville/Aurora), Series 1998, 5.25% 2011 (preref. 2008)                                                1,275           1,364
                                                                                                                             62,845

INDIANA -- 2.49%
Boone County Hospital Association, Lease Rev. Bonds, Series 2001, FGIC insured, 5.00% 2009                    1,200           1,272
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.50% 2011                1,640           1,803
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2008             1,000           1,062
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D, 5.50% 2011             2,000           2,158
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group, Daughters of
   Charity National Health System), Series 1997-D, 5.00% 2026 (preref. 2007)                                  1,390           1,447
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Clarian Health Partners, Inc.), Series 1996-A,
   MBIA insured, 5.25% 2008                                                                                   1,000           1,050
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Community Health Network Project), Series 2005-A,
   AMBAC insured, 5.00% 2012                                                                                  1,195           1,291
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2008             1,000           1,048
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2009             2,415           2,552
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2010             1,445           1,537
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2011             1,525           1,630
State Revolving Fund Program Bonds, Series 1998-A, 5.00% 2010                                                 3,085           3,251
State Revolving Fund Program Bonds, Series 2001-A, 5.50% 2011                                                 1,500           1,660
Trustees of Ivy Tech State College, Student Fee Bonds, Series H, AMBAC insured, 5.00% 2011                    2,000           2,160
Trustees of Ivy Tech State College, Student Fee Bonds, Series H, AMBAC insured, 5.00% 2012                    1,000           1,084
Trustees of Purdue University, Certs. of Part., Series 2001-A, 5.00% 2009                                     1,000           1,064
Trustees of Purdue University, Certs. of Part., Series 2001-A, 5.00% 2010                                     1,135           1,218
                                                                                                                             27,287

IOWA -- 0.29%
Fin. Auth., Hospital Rev. Bonds (Mercy Medical Center Project), Series 1999, FSA insured, 5.30% 2009          1,000           1,073
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2011                                       1,000           1,075
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2014                                       1,000           1,066
                                                                                                                              3,214

KANSAS -- 0.23%
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation
   Rev. Ref. Bonds (Redev. Project Area B), 1st Lien Series 2005-B, 3.75% 2012                                1,000           1,003
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation
   Rev. Ref. Bonds (Redev. Project Area B), 1st Lien Series 2005-C, 3.85% 2013                                1,500           1,500
                                                                                                                              2,503


KENTUCKY -- 0.89%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project), Series 1999,
   5.70% 2009 (escrowed to maturity)                                                                          4,150           4,545
Econ. Dev. Fin. Auth., Health System Rev. Bonds (Norton Healthcare, Inc.), Series 2000-A, 6.125% 2010         3,000           3,233
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian
   Regional Healthcare, Inc. Project), Series 1997, 5.40% 2006                                                1,500           1,512
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional
   Healthcare, Inc. Project), Series 1997, 5.50% 2007                                                           465             471
                                                                                                                              9,761

LOUISIANA -- 0.42%
Public Facs. Auth., Hospital Rev. Ref. Bonds (Franciscan Missionaries of Our Lady
   Health System Project), Series 1998-A, FSA insured, 5.50% 2006                                             4,500           4,609


MAINE -- 0.09%
Housing Auth., Mortgage Purchase Bonds, Series 2001-E-1 (Non-AMT), 4.125% 2010                                1,000           1,029


MARYLAND -- 0.72%
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012          2,500           2,509
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2010    1,755           1,844
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2011    1,775           1,866
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2013    1,530           1,607
                                                                                                                              7,826

MASSACHUSETTS -- 2.66%
Educational Fncg. Auth., Education Loan Rev. Ref. Bonds, Issue G, Series 2000-A, AMT,
   MBIA insured, 5.55% 2008                                                                                   1,415           1,470
Federal Highway Grant Anticipation Notes, Series 1998-A, 5.50% 2013                                           1,000           1,128
G.O. Bonds, Consolidated Loan of 2003, Series A, 5.25% 2013                                                   2,000           2,206
G.O. Bonds, Consolidated Loan of 2004, Series A, 5.00% 2012                                                   2,000           2,171
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2010       1,000           1,069
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2011       1,000           1,075
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series E, 5.00% 2012       1,500           1,618
Housing Fin. Agcy., Housing Bonds, Series 2003-D, 4.20% 2010                                                  4,000           4,040
Housing Fin. Agcy., Single-family Housing Notes, Series S, AMT, 4.00% 2007                                    4,750           4,810
Industrial Fin. Agcy., Resource Recovery Rev. Ref. Bonds (Ogden Haverhill Project),
   Series 1998-A, AMT, 5.15% 2007                                                                             1,550           1,591
Massachusetts Bay Transportation Auth., Sales Tax Bonds, Series 2004-C, 5.25% 2014                            5,000           5,578
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds (Nuclear Project No. 5), Series A,
   MBIA insured, 5.00% 2010                                                                                   1,205           1,292
Municipal Wholesale Electric Co., Power Supply Project Rev. Bonds (Nuclear Project No. 6), Series A,
   MBIA insured, 5.00% 2010                                                                                   1,000           1,073
                                                                                                                             29,121

MICHIGAN -- 4.47%
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
   Series 2002-D, AMT, FGIC insured, 5.25% 2011                                                               3,530           3,814
Higher Education Student Loan Auth., Student Loan Rev. Ref. Bonds, Series XVII-F, AMT,
   AMBAC insured, 4.45% 2010                                                                                  2,000           2,062
Hospital Fin. Auth., Hospital Rev. Bonds (Henry Ford Health System), Series 1999-A, 5.50% 2008                1,000           1,061
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.25% 2010           2,000           2,125
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.25% 2011           2,000           2,137
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated Group),
   Series 1993-A, 6.375% 2009                                                                                 1,015           1,015
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater Detroit), Series 1995, 6.00% 2008      635             633
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Detroit Medical Center Obligated Group),
   Series 1993-B, AMBAC insured, 5.00% 2006                                                                   1,000           1,012
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Hospital), Series 1984-A,
   AMBAC insured, 6.00% 2011                                                                                  1,250           1,421
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Pontiac Osteopathic), Series 1994-A, 5.375% 2006                 720             723
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sparrow Obligated Group), Series 2001, 5.25% 2009              1,900           2,027
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-A, 5.75% 2007        1,940           2,052
Hospital Fin. Auth., Rev. Bonds (Ascension Health Credit Group), Series 1999-B-3, 5.30% 2033 (put 2006)       5,000           5,154
Hospital Fin. Auth., Rev. Ref. Bonds (Hackley Hospital Obligated Group), Series 1998-A, 4.90% 2007            1,140           1,158
Hospital Fin. Auth., Rev. Ref. Bonds (MidMichigan Obligated Group), Series 1997-A, FSA insured, 5.50% 2007    2,775           2,896
Kent Hospital Fin. Auth., Rev. and Ref. Bonds (Spectrum Health), Series 2005-B, 5.00% 2011                    4,000           4,279
Kent Hospital Fin. Auth., Rev. Bonds (Spectrum Health), Series 2001-A, 5.25% 2010                             2,020           2,182
Municipal Bond Auth., Local Government Loan Program Rev. Bonds, Series 2003-C, 5.00% 2010                     1,000           1,073
New Center Dev., Inc., Certs. of Part., Series 2004-A, MBIA insured, 5.00% 2031 (put 2011)                    3,000           3,201
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.),
   Series 2004-G, 5.00% 2011                                                                                  1,395           1,478
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.),
   Series 2004-G, 5.00% 2013                                                                                  1,040           1,102
South Central Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002,
   AMBAC insured, 5.00% 2010                                                                                  1,110           1,197
State Trunk Line Fund Ref. Bonds, Series 1998-A, 5.25% 2011                                                   1,000           1,099
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste
   Management, Inc. Project), Series 2004, AMT, 3.00% 2013 (put 2007)                                         3,000           2,953
Underground Storage, Tank Financial Assurance Auth., Rev. Ref. Bonds,
   Series 1996-I, AMBAC insured, 5.50% 2009 (preref. 2006)                                                    1,075           1,108
                                                                                                                             48,962

MINNESOTA -- 0.34%
Housing and Redev. Auth. of St. Paul and Minneapolis, Health Care Fac. Rev. Bonds,
   Series 2003, 5.25% 2010                                                                                    1,050           1,124
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 2000-H, AMT, 4.25% 2006                                980             990
Minneapolis - St. Paul Metropolitan Airports Commission, AMT, AMBAC insured, 5.50% 2008                       1,500           1,577
                                                                                                                              3,691

MISSOURI -- 0.87%
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.00% 2011                   5,255           5,615
Industrial Dev. Auth. of the City of Lee's Summit, Health Facs. Rev. Bonds (John Knox Village),
   Series 2002, 5.75% 2009                                                                                    1,255           1,339
Industrial Dev. Auth. of the City of Lee's Summit, Health Facs. Rev. Bonds (John Knox Village),
   Series 2002, 5.875% 2010                                                                                   1,325           1,443
City of St. Louis, Airport Rev. Ref. Bonds (Lambert-St. Louis International Airport),
   Series 2003-A, FSA insured, 5.25% 2012                                                                     1,000           1,102
                                                                                                                              9,499

MONTANA -- 0.65%
City of Forsyth, Pollution Control Rev. Ref. Bonds (Avista Corp. Colstrip Project),
   Series 1999-B, AMT, AMBAC insured, 5.125% 2034 (put 2008)                                                  6,825           7,160


NEBRASKA -- 0.50%
Investment Fin. Auth., Single-family Housing Rev. Bonds, Series 2002-D, AMT, 3.90% 2009                       1,045           1,055
Omaha Airport Auth., Airport Facs. Rev. Ref. Bonds, Series 2001, FSA insured, 5.50% 2012                      1,155           1,263
Public Power Dist., General Rev. Bonds, Series 2005-B-1, FGIC insured, 5.00% 2015                             2,875           3,150
                                                                                                                              5,468

NEVADA -- 1.12%
Clark County, Pollution Control Rev. Ref. Bonds (Southern California Edison Co.), AMT,
   3.25% 2031 (put 2009)                                                                                      3,000           2,940
Clark County School Dist., G.O. (Limited Tax) Ref. Bonds, Series 2002-A, FSA insured, 5.00% 2010              1,000           1,074
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West Project), Series 1998-A, 6.20% 2009         585             620
Housing Division, Single-family Mortgage Bonds, Series 1998-B-1, 5.20% 2011                                     300             304
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project),
   Series 2003-A, 5.00% 2011                                                                                  3,450           3,598
City of Las Vegas, Redev. Agcy., Tax Increment Rev. Ref. Bonds (Fremont Street Project),
   Series 2003-A, 4.50% 2012                                                                                  3,625           3,670
                                                                                                                             12,206

NEW JERSEY -- 5.06%
Certs. of Part., Series 2004-A, 5.00% 2009                                                                    4,000           4,217
Certs. of Part., Series 2004-A, 5.00% 2010                                                                    3,500           3,718
Certs. of Part., Series 2004-A, 5.00% 2012                                                                    3,500           3,743
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.00% 2006      1,275           1,280
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.05% 2007      1,375           1,392
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2004-G, 4.00% 2010                                  3,000           3,083
Educational Facs. Auth., Rider University Issue Rev. Bonds, Series 2002-A, RADIAN insured, 5.25% 2012         1,795           1,936
Health Care Facs. Fin. Auth., Rev. and Ref. Bonds, Saint Clare's Hospital, Inc. Issue,
   Series 2004-B, MBIA insured, 5.25% 2013                                                                    4,315           4,758
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 4.375% 2019                 780             791
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 6.125% 2024               9,545          10,810
Transit Corp., Certs. of Part., Series 2003-A, AMBAC insured, 5.25% 2014                                      8,000           8,866
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C, 5.00% 2008                       2,000           2,098
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C, 5.00% 2009                       2,000           2,118
Transportation Trust Fund Auth., Transportation System Bonds, Series 2003-C, 5.00% 2010                       1,600           1,709
Transportation Trust Fund Auth., Transportation System Bonds, Series 2004-B, FGIC insured, 5.25% 2013         4,410           4,894
                                                                                                                             55,413

NEW MEXICO -- 0.29%
Supplemental Severance Tax Bonds, Series 2002-A, 5.00% 2009                                                   2,000           2,079
Supplemental Severance Tax Bonds, Series 2002-A, 5.00% 2010 (preref. 2007)                                    1,000           1,036
                                                                                                                              3,115

NEW YORK -- 9.09%
Castle Rest Residential Health Care Fac., Mortgage Rev. Bonds, Series 1997-A, FHA insured, 4.875% 2007          440             441
Dormitory Auth., Lease Rev. Bonds (State University Educational Facs. Issue),
   Series 2003, XLCA insured, 5.25% 2032 (put 2013)                                                           2,000           2,212
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds,
   Series 1997-B, 6.00% 2007                                                                                    990           1,034
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds,
   Series 1997-B, 6.00% 2007 (escrowed to maturity)                                                              10              10
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2012       1,175           1,256
Dormitory Auth., Secured Hospital Rev. Ref. Bonds (Wyckoff Heights Medical Center),
   Series 1998-H, 5.125% 2008                                                                                 1,000           1,048
Dormitory Auth., State Personal Income Tax Rev. Bonds (Econ. Dev. and Housing), Series 2003-A, 5.00% 2012     3,500           3,805
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
   Series 2002-B, 5.25% 2023 (put 2012)                                                                      12,625          13,745
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2006                   5,450           5,640
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2007                   1,000           1,036
Local Government Assistance Corp. (A Public Benefit Corp.), Subordinate Lien Ref. Bonds,
   Series 2003-A-2, 5.00% 2010                                                                                1,500           1,607
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2006                        2,000           2,058
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2008                        1,615           1,696
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2010                        3,000           3,200
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.00% 2011                        2,000           2,143
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series 2002-A, 5.00% 2012               1,000           1,076
City of New York, G.O. Bonds, Fiscal 1997 Series L, 5.625% 2007                                               1,000           1,050
City of New York, G.O. Bonds, Fiscal 2001 Series B, 4.90% 2009                                                1,000           1,058
City of New York, G.O. Bonds, Fiscal 2001 Series B, 5.50% 2010                                                1,000           1,091
City of New York, G.O. Bonds, Fiscal 2001 Series D, 5.50% 2009                                                1,000           1,079
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2010                                                1,000           1,069
City of New York, G.O. Bonds, Fiscal 2002 Series G, 5.25% 2008                                                  890             943
City of New York, G.O. Bonds, Fiscal 2002 Series G, 5.25% 2008 (escrowed to maturity)                           110             117
City of New York, G.O. Bonds, Fiscal 2003 Series A, 5.125% 2010                                               2,000           2,149
City of New York, G.O. Bonds, Fiscal 2004 Series I, 4.50% 2012                                                3,000           3,138
City of New York, G.O. Bonds, Fiscal 2005 Series H, 5.00% 2011                                                1,250           1,342
City of New York, G.O. Bonds, Fiscal 2005 Series J, 5.00% 2013                                                1,000           1,077
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-A, 5.50% 2026              11,000          12,131
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT, 5.00% 2008                        4,260           4,480
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT, 5.00% 2009                        4,000           4,240
Thruway Auth., Local Highway and Bridge Service Contract Bonds, Series 2002, 5.25% 2010                       2,000           2,159
Thruway Auth., State Personal Income Tax Rev. Bonds (Transportation), Series 2002-A, 5.25% 2010               1,500           1,624
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1, 5.00% 2008                          2,000           2,097
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1, 5.00% 2009                          2,000           2,121
Tobacco Settlement Fncg. Corp., Asset-backed Rev. Bonds, Series 2003-B-1, 5.00% 2010                          2,000           2,141
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B, 5.00% 2009                        2,000           2,139
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B, 5.00% 2010                        3,000           3,237
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.),
   Series 2002-A, 5.00% 2017 (put 2011)                                                                       4,000           4,256
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.),
   Series 2002-A, 5.50% 2017 (put 2011)                                                                       2,500           2,721
                                                                                                                             99,466

NORTH CAROLINA -- 3.55%
City of Charlotte, Airport Rev. Bonds, Series 1999-B, AMT, MBIA insured, 5.125% 2009                          1,035           1,096
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 7.00% 2008                        1,950           2,106
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 6.125% 2009                       1,750           1,888
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-C, 5.50% 2007                        3,800           3,914
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2010                        1,500           1,606
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2011                        1,000           1,078
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-A, 5.50% 2012                        2,155           2,342
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D, 5.375% 2010                       2,250           2,397
G.O. Bonds, Certs. of Part. (Repair and Renovation Project), Series 2004-B, 5.00% 2011                        1,000           1,080
Infrastructure Fin. Corp., Certs. of Part. (2005 Capital Improvements), Series 2005-A, 5.00% 2013             3,005           3,261
Infrastructure Fin. Corp., Lease-Purchase Rev. Bonds (North Carolina Correctional Facs.
   Projects), Series 2003, 4.50% 2007                                                                         2,000           2,067
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1992, MBIA insured, 6.00% 2010               3,000           3,325
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1997-A, MBIA insured, 5.125% 2011            2,750           2,884
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.50% 2009                           1,660           1,822
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.625% 2010                          2,500           2,812
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2012                           2,500           2,748
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2013                           2,250           2,485
                                                                                                                             38,911

OHIO -- 2.16%
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.30% 2037 (put 2010)           2,000           2,063
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.60% 2037 (put 2012)           2,000           2,086
County of Knox, Hospital Facs. Rev. Ref. Bonds (Knox Community Hospital),
   Series 1998, ASSET GUARANTY insured, RADIAN insured, 4.70% 2008                                            1,155           1,195
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.00% 2010         1,945           2,060
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2011         2,040           2,224
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2012         2,150           2,360
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners),
   Series 2001-A, 5.25% 2009                                                                                  1,170           1,250
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners),
   Series 2001-A, 5.25% 2010                                                                                  2,275           2,449
County of Lucas, Hospital Rev. Ref. Bonds (ProMedica Healthcare Obligated Group),
   Series 2005-B, AMBAC insured, 5.00% 2011                                                                   2,000           2,147
County of Lucas, Hospital Rev. Ref. Bonds (ProMedica Healthcare Obligated Group),
   Series 2005-B, AMBAC insured, 5.00% 2012                                                                   2,560           2,757
County of Montgomery, Rev. Bonds (Catholic Health Initiatives), Series 2001, 4.00% 2005                       2,000           2,002
Student Loan Funding Corp. (Cincinnati), Student Loan Rev. Bonds,
   Series 1988-B-3, AMT, AMBAC insured, 5.125% 2005                                                           1,000           1,008
                                                                                                                             23,601

OKLAHOMA -- 0.12%
Industries Auth., Health System Rev. Ref. Bonds (Obligated Group consisting of INTEGRIS
   Baptist Medical Center, Inc., INTEGRIS South Oklahoma City Hospital Corp. and
   INTEGRIS Rural Health, Inc.), Series 1995-D, AMBAC insured, 6.00% 2009                                     1,240           1,361


OREGON -- 0.20%
Salem-Keizer School Dist. No. 24J, Marion and Polk Counties, G.O. Bonds, Series 1999,
   5.25% 2010 (preref. 2009)                                                                                  2,000           2,152


PENNSYLVANIA -- 1.53%
Harrisburg Auth., Dauphin County, Recovery Fac. Rev. Bonds,
   Series D, Subseries D-2, FSA insured, 5.00% 2033 (put 2013)                                                3,500           3,764
Erie County Industrial Dev. Auth., Environmental Improvement Rev. Ref. Bonds
   (International Paper Co. Projects), Series 2002-A, 4.90% 2009                                              4,000           4,235
Higher Educational Facs. Auth. (Commonwealth of Pennsylvania), Health System Rev. Bonds
   (University of Pennsylvania), Series 2005-A, AMBAC insured, 5.00% 2014                                     2,000           2,185
Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2002-74, AMT, 4.25% 2012                          910             927
Philadelphia Auth. for Industrial Dev., Airport Rev. Bonds (Philadelphia Airport System Project),
   Series 1998-A, AMT, FGIC insured, 5.25% 2009                                                               3,410           3,606
Westmoreland County Industrial Dev. Auth., Rev. Bonds (National Waste and Energy Corp.;
   Valley Landfill Expansion Project), Series 1993, AMT, 5.10% 2018 (put 2009)                                2,000           2,068
                                                                                                                             16,785

PUERTO RICO -- 1.41%
Children's Trust Fund, Tobacco Settlement Asset-backed Bonds, Series 2000, 5.75% 2020 (preref. 2010)          3,205           3,412
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2036 (preref. 2012)                      3,000           3,304
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)                     6,000           6,593
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)       1,000           1,094
Public Improvement Ref. G.O. Bonds, Series 2003-C, 5.00% 2018 (put 2008)                                      1,000           1,044
                                                                                                                             15,447

RHODE ISLAND -- 0.23%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue),
   Series 2002, 5.75% 2009                                                                                    1,340           1,438
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue),
   Series 2002, 5.75% 2010                                                                                    1,020           1,107
                                                                                                                              2,545

SOUTH CAROLINA -- 0.56%
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Co. Projects),
   Series 1999-A, 5.125% 2012                                                                                 2,500           2,649
Housing Fin. and Dev. Auth. Mortgage Rev. Bonds, Series 2000-A-2, AMT, FSA insured, 5.875% 2009                 820             857
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds, Series 2001-B, 6.00% 2022    1,500           1,599
York County Pollution Control Facs., Rev. Bonds (Bowater Inc. Project), Series 1990, AMT, 7.625% 2006         1,000           1,018
                                                                                                                              6,123

SOUTH DAKOTA -- 0.54%
Education Loans Incorporated, Student Loan Asset-backed Callable Notes, Series 1998-1, AMT, 4.95% 2010        3,500           3,670
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2001-C, 4.55% 2010                                     975           1,019
Housing Dev. Auth., Multiple Purpose Bonds, Series 2002-A, FSA insured, 4.15% 2009                            1,135           1,170
                                                                                                                              5,859

TENNESSEE -- 2.10%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.),
   Series 2001, 5.00% 2009                                                                                    7,490           7,866
Health, Educational and Housing Fac. Board of the County of Shelby, Rev. Bonds (Baptist
   Memorial Health Care), Series 2004-A, 5.00% 2020 (put 2008)                                                8,500           8,904
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds
   (Wellmont Health System Project), Series 2002, 5.50% 2006                                                  1,475           1,502
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds
   (Wellmont Health System Project), Series 2002, 5.75% 2007                                                  1,555           1,615
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
   (Wellmont Health System Project), Series 2003, 5.00% 2007                                                  1,000           1,023
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
   (Wellmont Health System Project), Series 2003, RADIAN insured, 5.00% 2009                                  2,000           2,112
                                                                                                                             23,022

TEXAS -- 17.98%
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds (Temple-Inland Forest
   Products Corp. Project), Series 1991, 5.65% 2012                                                           5,350           5,571
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds, Series 2003, 5.00% 2011       1,220           1,319
City of Austin (Travis and Williamson Counties), Public Improvement Ref. Bonds, Series 2003, 5.00% 2012       1,000           1,087
City of Austin, Public Improvement Bonds, 5.75% 2011 (preref. 2009)                                           1,500           1,647
City of Austin, Public Improvement Bonds, Series 2001, 5.00% 2010                                             2,000           2,155
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc.
   Obligated Group Project), Series 1998, 5.00% 2005                                                          1,330           1,337
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds (Buckner Retirement Services, Inc.
   Obligated Group Project), Series 1998, 5.00% 2007                                                          1,470           1,516
Bexar County, Rev. Bonds (Tax-Exempt Venue Project), Series 2000, MBIA insured, 5.50% 2009                    2,000           2,166
Brazos River Auth., Collateralized Pollution Control Rev. Ref. Bonds (Texas Utilities Electric Co.
   Project), Series 1994-B, AMT, 5.40% 2029 (put 2006)                                                        1,000           1,016
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
   Series 2001-C, AMT, 5.75% 2036 (put 2011)                                                                  4,550           4,865
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs. Rev. Bonds (Dow
   Chemical Co. Project), Series 2002-A-4, AMT, 5.20% 2033 (put 2008)                                         6,450           6,728
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
   Series 2001-A, 5.50% 2022 (put 2011)                                                                       2,000           2,125
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
   Series 2001-B, AMT, 5.75% 2030 (put 2011)                                                                  4,675           5,014
Canadian River Municipal Water Auth., Contract Rev. Ref. Bonds (Conjunctive Use Groundwater Supply
   Project), Series 2005, AMBAC insured, 5.00% 2014                                                           2,045           2,227
Central Texas Regional Mobility Auth., Rev. Bonds, Series 2005, FGIC insured, 0%/4.20% 2015(2)                1,700           1,180
College Student Loan Bonds, Series 2000, AMT, 5.50% 2010                                                      1,000           1,086
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero Refining and Marketing Co.
   Project), Series 1997-D, AMT, 5.125% 2009                                                                  1,000           1,059
Cypress-Fairbanks Independent School Dist., Unlimited Tax Ref. and Schoolhouse Bonds,
   Series 2001, 5.25% 2011                                                                                    2,000           2,179
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds,
   Series 1998, 5.00% 2012                                                                                    1,010           1,056
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), G.O. Ref. and Improvement Bonds,
   Series 1998, 5.00% 2012 (preref. 2008)                                                                       990           1,038
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev.
   Ref. Bonds, Series 1998, 5.125% 2010                                                                       1,490           1,612
City of Dallas (Dallas, Denton, Collin and Rockwall Counties), Waterworks and Sewer System Rev.
   Ref. Bonds, Series 1998, 5.00% 2011                                                                        1,800           1,911
Dallas Independent School Dist. (Dallas County), Unlimited Tax Ref. Bonds (Delayed Delivery),
   Series 2005, 5.25% 2010                                                                                    1,000           1,086
Donna Independent School Dist. (Hidalgo County), Unlimited Tax Ref. Bonds, Series 2005, 5.00% 2014            1,000           1,089
City of Fort Worth (Tarrant and Denton Counties), General Purpose Ref. Bonds, Series 2002, 5.00% 2010         1,000           1,070
City of Fort Worth (Tarrant and Denton Counties), Water and Sewer System Rev. Ref. and Improvement
   Bonds, Series 2003, 5.00% 2011                                                                             1,000           1,077
Fort Worth Independent School Dist. (Tarrant County), School Building Unlimited Tax Bonds,
   Series 2001-A, 5.00% 2011                                                                                  3,560           3,834
G.O. Bonds, Water Financial Assistance and Ref. Bonds, Series 2003-C, 5.00% 2011                              2,205           2,389
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste Management of Texas, Inc.
   Denton County Project), Series 2003-B, AMT, 3.50% 2028 (put 2007)                                          1,000             993
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
   Series 2004-A, 5.25% 2011                                                                                  1,500           1,613
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
   Series 2004-A, 5.25% 2012                                                                                  1,750           1,888
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
   Series 2004-A, 5.25% 2013                                                                                  1,000           1,078
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Hospital System Project),
   Series 1998, FSA insured, 5.25% 2008                                                                       1,000           1,055
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
   Series 1997-A, MBIA insured, 6.00% 2009                                                                    3,215           3,516
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hospital System Project),
   Series 1997-A, MBIA insured, 6.00% 2010                                                                    1,500           1,665
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital),
   Series 2001-A, 5.50% 2010                                                                                  1,705           1,833
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital),
   Series 2001-A, 5.50% 2011                                                                                  1,000           1,085
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital), Series 2002, 5.00% 2009      700             732
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital), Series 2002, 5.00% 2010      735             774
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital), Series 2002, 5.00% 2011      770             814
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital), Series 2002, 5.00% 2012      810             860
Harris County, G.O. and Rev. Ref. Bonds, Series 2002, 5.25% 2010                                              1,585           1,725
Harris County, Permanent Improvement and Ref. Bonds, Series 2002, 5.00% 2010                                  4,645           5,008
Harris County, Permanent Improvement and Ref. Bonds, Series 2003-B, 5.00% 2011                                2,000           2,169
Harris County, Tax and Subordinate Lien Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)    9,250           9,936
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT, FGIC insured, 5.25% 2009     2,500           2,641
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT, FGIC insured, 5.25% 2012     2,915           3,078
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 2002-B, FSA insured, 5.25% 2011           2,000           2,184
Jefferson County, Health Facs. Dev. Corp., Baptist Hospitals of Southeast Texas, FHA insured
   Mortgage Rev. Bonds, Series 2001, AMBAC insured, 4.50% 2010                                                1,000           1,044
Katy Independent School Dist. (Fort Bend, Harris and Waller Counties), Unlimited Tax School
   Building Bonds, Series 2002-A, 5.25% 2011                                                                  1,000           1,089
Lower Colorado River Auth., Rev. Ref. Bonds, Series 2002, MBIA insured, 5.00% 2010                            1,500           1,608
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
   Series 2002, 5.50% 2006                                                                                    3,000           3,058
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
   Series 2002, 5.50% 2009                                                                                      960           1,026
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
   Series 2002, 5.50% 2010                                                                                    1,140           1,232
Tarrant County Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
   Series 2002-A, 5.00% 2008                                                                                  1,635           1,714
North Central Health Facs. Dev. Corp., Hospital Rev. Bonds (Children's Medical Center of Dallas Project),
   AMBAC insured, 5.00% 2009                                                                                  1,100           1,167
North Texas Tollway Auth., Dallas North Tollway System, Series 2003, AMBAC insured, 5.00% 2038 (put 2008)     1,000           1,052
North Texas Tollway Auth., Dallas North Tollway System, Series 2003, FSA insured, 5.00% 2018 (put 2008)       1,000           1,050
City of Plano (Collin and Denton Counties), G.O. Ref. and Improvement Bonds, Series 2003, 5.00% 2010          3,300           3,555
Plano Independent School Dist. (Collin County, Texas), Unlimited Tax School Building and Ref. Bonds,
   Series 2001, 5.00% 2011                                                                                    1,000           1,077
Public Fin. Auth., G.O. Ref. Bonds, Series 1997, 5.25% 2011                                                   2,000           2,108
Public Fin. Auth., G.O. Ref. Bonds, Series 2002, 5.25% 2007                                                   1,500           1,572
Public Fin. Auth., G.O. Ref. Bonds, Series 2003, 5.00% 2010                                                   1,100           1,184
Transportation Commission, G.O. Bonds, Series 2005-A, 5.00% 2013                                              4,250           4,640
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
   Series 2002-A, 5.50% 2010                                                                                  4,740           5,160
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds,
   Series 2002-B, RADIAN insured, 5.00% 2009                                                                  5,200           5,486
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured, 5.50% 2009        1,000           1,071
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured, 5.50% 2010        1,000           1,081
City of San Antonio (Bexar County), General Improvement and Ref. Bonds, Series 1998, 5.00% 2009               1,985           2,070
City of San Antonio, General Improvement and Ref. Bonds, Series 1998, 5.00% 2009 (preref. 2008)                  15              16
City of San Antonio, General Improvement and Ref. Bonds, Series 2001, 5.00% 2010                              2,000           2,138
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011                          2,950           3,187
City of San Antonio, General Improvement Forward Ref. Bonds, Series 2002, 5.00% 2011 (escrowed to maturity)      50              54
City of San Antonio, Electric and Gas Rev. Ref. Bonds (Forward Delivery), New Series 2003, 5.25% 2011         1,000           1,089
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 1997, 5.30% 2011                    1,555           1,622
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 1997, 5.30% 2011 (preref. 2007)     1,945           2,034
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2002, 5.25% 2011                    4,500           4,901
City of San Antonio, Electric and Gas Systems Rev. Ref. Bonds, New Series 2003-A, 5.25% 2014                  1,500           1,660
City of San Antonio, Hotel Occupancy Tax Subordinate Lien, Rev. Ref. Bonds,
   Series 2004-B, AMBAC insured, 5.00% 2034 (put 2008)                                                        4,000           4,211
Socorro Independent School Dist. (El Paso County), Unlimited Tax School Building Ref. Bonds,
   Series 2001, 5.00% 2009                                                                                    1,255           1,337
Tarrant County Health Facs. Dev. Corp., Health Resources System Rev. Bonds,
   Series 1997-A, MBIA insured, 5.50% 2007                                                                    1,000           1,037
Tarrant Regional Water Dist., A Water Control and Improvement Dist., Water Rev. Ref. and
   Improvement Bonds, Series 2002, FSA insured, 5.00% 2010                                                    2,000           2,140
Board of Regents of the Texas A&M University System, Rev. Fncg. System Bonds, 5.10% 2010 (preref. 2009)       2,000           2,139
Board of Regents of the Texas State University System, Rev. Fncg. System Rev. Ref. Bonds,
   Series 2002, FSA insured, 5.00% 2010                                                                       1,400           1,498
Turnpike Auth., Central Turnpike System, Second Tier Bond Anticipation Notes, Series 2002, 5.00% 2008         7,000           7,359
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 1996-B,
   5.00% 2011 (preref. 2006)                                                                                  1,000           1,043
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 2001-B, 5.00% 2011        1,150           1,246
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 2003-A, 5.00% 2009        1,000           1,067
Board of Regents of the University of Texas System, Rev. Fncg. System Bonds, Series 2003-B, 5.25% 2010        1,500           1,633
Board of Regents of the University of Texas System, Rev. Ref. Fncg. System Bonds, Series 2002-B, 5.25% 2012   1,000           1,104
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003,
   MBIA insured, 5.00% 2010                                                                                   2,040           2,182
Waco Health Facs. Dev. Corp., Rev. Ref. Bonds (Hillcrest Health System), Series 2003,
   MBIA insured, 5.00% 2011                                                                                   3,715           3,993
                                                                                                                            196,820

UTAH -- 0.37%
Housing Corp., Single-family Mortgage Bonds, Series 2002-C-2, Class III, AMT, 5.25% 2018                      1,760           1,824
Housing Corp., Single-family Mortgage Bonds, Series 2002-D-2, Class III, AMT, 5.00% 2018                        865             890
Housing Corp., Single-family Mortgage Bonds, Series 2002-E-2, Class III, AMT, 4.95% 2019                        895             907
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
   1998 Issue D-2, AMT, FHA insured, 5.25% 2012                                                                  85              86
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
   1998 Issue E-1, AMT, FHA insured, 5.25% 2012                                                                  95              97
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
   1998 Issue F-2, AMT, FHA insured, 4.25% 2008                                                                 255             256
                                                                                                                              4,060

VIRGIN ISLANDS -- 0.46%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-A, 5.20% 2010     4,765           5,011

VIRGINIA -- 2.02%
Capital Region Airport Commission, Rev. Ref. Bonds, Series 2004-A, FSA insured, 5.00% 2011                    1,335           1,439
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT, AMBAC insured,
   6.10% 2011                                                                                                 5,000           5,577
Housing Dev. Auth., Rental Housing Bonds, Series 2000-D, AMT, 5.50% 2008                                      1,070           1,108
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode Solid
   Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT, 6.25% 2027 (put 2012)                2,000           2,205
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2010                 2,000           2,142
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2011                 4,345           4,680
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012                 1,000           1,080
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2004-B, AMT, 5.00% 2010             1,035           1,111
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2004-B, AMT, 5.00% 2012             1,140           1,232
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.25% 2019                1,500           1,555
                                                                                                                             22,129

WASHINGTON -- 7.02%
Clark County, Evergreen School Dist. No. 114, Unlimited Tax G.O. Bonds, Series 2002,
   FSA insured, 5.00% 2011                                                                                    1,000           1,085
Conservation and Renewable Energy System, Conservation Project Rev. Bonds (Bonneville Power
   Administration), Series 2003, 5.00% 2010                                                                   1,240           1,333
Conservation and Renewable Energy System, Conservation Project Rev. Bonds (Bonneville Power
   Administration), Series 2003, 5.00% 2011                                                                   1,000           1,081
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2003-A, 5.50% 2012             3,500           3,899
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2004-A, 5.25% 2008             2,000           2,118
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 2), Series 1997-B, 5.50% 2006                1,000           1,025
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 2), Series 1998-A, 5.00% 2012                4,000           4,252
Energy Northwest, Rev. Ref. Bonds (Wind Project), Series 2005, MBIA insured, 5.00% 2011                       1,000           1,079
G.O. Bonds and Motor Vehicle Fuel Tax G.O. Bonds, Series A, 5.375% 2007                                       3,000           3,073
G.O. Bonds, Series 1999-S-1, 5.00% 2012                                                                       4,700           4,946
Various Purpose G.O. Bonds, Series 1999-A, 5.25% 2010                                                         1,000           1,055
Various Purpose G.O. Bonds, Series 2000-B, 6.00% 2010                                                         1,130           1,252
Grays Harbor County, Public Utility Dist. No. 1, Electric Rev. Bonds, Series 2001,
   AMBAC insured, 5.00% 2009                                                                                  1,295           1,370
Health Care Facs. Auth., Rev. Bonds (Virginia Mason Medical Center), Series 1997-A,
   MBIA insured, 6.00% 2006                                                                                   1,000           1,032
Higher Education Facs. Auth., Rev. and Rev. Ref. Bonds (Gonzaga University Project),
   Series 1998, MBIA insured, 4.80% 2009                                                                      1,000           1,054
King and Snohomish Counties, Unlimited Tax G.O. Ref. Bonds (Northshore School Dist. No. 417),
   FSA insured, 5.00% 2010                                                                                    1,275           1,375
King and Snohomish Counties, Unlimited Tax G.O. Ref. Bonds (Northshore School Dist. No. 417),
   FSA insured, 5.00% 2011                                                                                    1,900           2,060
King County, Limited Tax G.O. Bonds (Baseball Stadium), Series 1997-D, 5.60% 2009                             2,000           2,153
King County, Various Purpose G.O. and Ref. Bonds, Series 1996-A, 5.00% 2009                                     550             555
King County, Various Purpose G.O. and Ref. Bonds, Series 1996-A, 5.00% 2009 (preref. 2006)                      780             788
King County, Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured, 5.25% 2010                                    2,000           2,157
King County, Sewer Rev. Ref. Bonds, Series 1999-B, FSA insured, 5.25% 2011                                    2,895           3,151
North Kitsap School Dist. No. 400, Kitsap County, Unlimited Tax G.O. Ref. Bonds, Series 2005,
   FSA insured, 5.00% 2013                                                                                    1,000           1,091
Public Power Supply System, Rev. Ref. Bonds (Nuclear Project No. 3), Series 1997-A,
   FSA insured, 5.10% 2010                                                                                    1,000           1,057
Public Utility Dist. No. 1 of Lewis County, Rev. Ref. Bonds (Cowlitz Falls Hydroelectric Project),
   Series 2003, XLCA insured, 5.00% 2011                                                                      2,000           2,151
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds,
   Series 2002-B, FSA insured, 5.25% 2009                                                                     1,000           1,079
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds,
   Series 2002-B, FSA insured, 5.25% 2010                                                                     2,000           2,181
Public Utility Dist. No. 1 of Snohomish County, Generation System Rev. Ref. Bonds,
   Series 2002-B, FSA insured, 5.25% 2011                                                                     4,000           4,393
Public Utility Dist. No. 2 of Grant County, Wanapum Hydroelectric Dev. Rev. and Ref. Bonds,
   Series 2005-B, AMT, FGIC insured, 5.00% 2012                                                               1,190           1,269
City of Seattle, Municipal Light and Power Improvements and Rev. Ref. Bonds, Series 2001,
   FSA insured, 5.50% 2012                                                                                    1,000           1,097
City of Seattle, Municipal Light and Power Rev. Bonds, Series 1997, 5.00% 2010                                1,000           1,055
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC insured, 5.25% 2009              1,000           1,062
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC insured, 5.25% 2011              2,000           2,122
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2009                                     1,605           1,717
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2010                                     3,000           3,240
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-B, AMT, FGIC insured, 5.50% 2009                    1,500           1,611
Port of Seattle, Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003, AMT,
   MBIA insured, 5.00% 2012                                                                                   1,510           1,608
Snohomish County, Everett School Dist. No. 2, Unlimited Tax G.O. Ref. Bonds, Series 2003, 4.50% 2007          1,890           1,956
Snohomish County, Limited Tax G.O. Bonds, Series 2001, 5.00% 2010                                             3,000           3,235
City of Spokane, Regional Solid Waste Management System, Rev. Ref. Bonds, Series 2001,
   AMBAC insured, 5.25% 2011                                                                                  1,650           1,793
City of Tacoma, Electric System Rev. Ref. Bonds, Series 2001-A, FSA insured, 5.50% 2011                       1,100           1,211
                                                                                                                             76,821

WISCONSIN -- 2.61%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2006                  1,000           1,015
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2010                    750             807
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.75% 2012                  3,000           3,305
G.O. Ref. Bonds, Series 1998-1, 5.50% 2010                                                                    2,210           2,435
Health and Educational Facs. Auth., Hospital Rev. Bonds (Charity Obligated Group,
   Daughters of Charity National Health System), Series 1997-D, 4.90% 2015 (preref. 2005/put 2005)            2,865           2,881
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health Obligated Group),
   Series 2001, 5.65% 2009                                                                                    1,935           2,074
Health and Educational Facs. Auth., Rev. Bonds (Gundersen Lutheran), Series 2003-A, FSA insured, 5.00% 2009   1,500           1,584
Health and Educational Facs. Auth., Rev. Bonds (Gundersen Lutheran), Series 2003-A, FSA insured, 5.00% 2010   1,200           1,277
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group),
   Series 1998-B, MBIA insured, 4.85% 2011                                                                    1,195           1,246
Health and Educational Facs. Auth., Rev. Bonds (Hospital Sisters Services, Inc. Obligated Group),
   Series 2003-D, FSA insured, 5.00% 2011                                                                     2,515           2,708
Health and Educational Facs. Auth., Rev. Bonds (The Monroe Clinic, Inc.), Series 1999, 4.60% 2008             1,010           1,039
Health and Educational Facs. Auth., Rev. Bonds (Wheation Franciscan Services), Series 2003-A, 5.00% 2008      1,595           1,666
Health and Educational Facs. Auth., Rev. Bonds (Wheation Franciscan Services), Series 2003-A, 5.00% 2012      2,065           2,196
Housing and Econ. Dev. Auth., Single-family Mortgage Housing Rev. Bonds, Series 2000-C,
   MBIA insured, 4.35% 2009                                                                                     775             796
City of Milwaukee, G.O. Corporate Purpose Bonds, Series R, 5.50% 2010                                         2,200           2,418
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMT, AMBAC insured, 5.00% 2011                           1,055           1,124
                                                                                                                             28,571

Total bonds & notes (cost: $1,047,419,000)                                                                                1,062,136



Short-term securities -- 2.26%


North Slope Borough, Exempt Fac. Industrial Rev. Bonds (BP Exploration (Alaska) Inc. Project),
   Series 2001, AMT, 2.40% 2025(3)                                                                            1,000           1,000
City of Los Angeles, California, 2005 Tax and Rev. Anticipation Notes, 4.00% 6/30/2006                        2,000           2,024
State of Indiana, City of Whiting, Environmental Facs. Rev. Bonds (BP Products North
   America Inc. Projects), Series 2003, AMT, 2.40% 2038(3)                                                    1,100           1,100
Regional Airport Auth. of Louisville and Jefferson County, Kentucky, Special Facs. Rev. Bonds
   (UPS Worldwide Forwarding, Inc. Project), Series 1999-C, AMT, 2.32% 2029(3,4)                              2,000           2,000
State of Louisiana, Parish of Plaquemines, Environmental Rev. Ref. Bonds (BP Exploration & Oil Inc.
   Project-British Petroleum Co. p.l.c., Guarantor), Series 1995, AMT, 2.40% 2025(3)                          1,100           1,100
Commonwealth of Massachusetts, G.O. Ref. Bonds, Series 2001-C, 2.38% 2021(3)                                  1,100           1,100
State of Nebraska, Hospital Auth. No. 1 of Lancaster County, Health Facs. Rev. Bonds
   (Immanuel Health Systems-Williamsburg Project), Series 2000-A, 2.34% 2030(3)                               1,050           1,050
State of New Mexico, Tax and Rev. Anticipation Notes, Series 2005, 4.00% 6/30/2006                            5,000           5,062
State of Ohio, Solid Waste Rev. Bonds (BP Exploration & Oil Inc. Project-British
   Petroleum Co. p.l.c., Guarantor), Series 1998, AMT, 2.40% 2033(3)                                          1,000           1,000
State of Rhode Island, Health and Educational Building Corp., Hospital Fncg. Rev. Bonds
   (Care New England Issue), Series 2002-A, 2.34% 2032(3)                                                     1,800           1,800
Public Building Auth. of the City of Clarksville, Adjustable Rate Pooled Fncg. Rev. Bonds
   (Tennessee Municipal Bond Fund), Series 2001, 2.34% 2031(3)                                                3,700           3,700
Public Building Auth. of the City of Clarksville, Adjustable Rate Pooled Fncg. Rev. Bonds
   (Tennessee Municipal Bond Fund), Series 2003, 2.34% 2033(3)                                                1,390           1,390
State of Texas, Gulf Coast Industrial Dev. Auth., Exempt Facs. Industrial Rev. Bonds
   (BP Global Power Corp. Project), Series 2003, AMT, 2.40% 2038(3)                                           1,100           1,100
State of Washington, Industrial Dev. Corp. of the Port of Bellingham, Environmental Facs.
   Industrial Rev. Bonds (BP West Coast Products LLC Project), Series 2002, AMT, 2.40% 2033(3)                1,300           1,300


Total short-term securities (cost: $24,727,000)                                                                              24,726

Total investment securities (cost: $1,072,146,000)                                                                        1,086,862
Other assets less liabilities                                                                                                 7,833

Net assets                                                                                                               $1,094,695

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $8,850,000, which represented 0.81% of the net assets of the fund.
(2) Step bond; coupon rate will increase at a later date.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Limited Term Tax-Exempt Bond Fund of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Limited Term Tax-Exempt Bond Fund of America (the "Fund") as of July 31, 2005, and for the year then ended and have issued our unqualified report thereon dated September 9, 2005 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the "Portfolio") as of July 31, 2005 appearing in
Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.



PricewaterhouseCoopers LLP
Los Angeles, California
September 9, 2005



ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ``interested persons'' of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIMITED TERM TAX-EXEMPT BOND FUND
OF AMERICA


By /s/ Brenda S. Ellerin
------------------------------------
Brenda S. Ellerin, President and PEO

Date: October 7, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Brenda S. Ellerin
------------------------------------
Brenda S. Ellerin, President and PEO

Date: October 7, 2005



By /s/ Sharon G. Moseley
------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: October 7, 2005